Exhibit 10.39

TERMINATION AGREEMENT

This Termination Agreement (this “Agreement”) is entered into by and between ACE Capital Re Overseas Ltd. (the “Reinsurer”) and ACE INA Overseas Insurance Company Ltd. (the “Company”) and is effective at 12:01 A.M. Eastern Standard Time on January 1, 2002 (the “Effective Date”).

WITNESSETH:

WHEREAS, the parties have entered into a Stop Loss Agreement dated as of January 1, 2001, a copy of which is attached hereto as Exhibit A (the “Stop Loss Agreement”);

WHEREAS, pursuant to the Stop Loss Agreement, the Reinsurer provided stop loss reinsurance with respect to the Company’s net liabilities under the Reinsurance Agreements (as such term is defined in the Stop Loss Agreement); and

WHEREAS, the parties desire to terminate the Stop Loss Agreement on a cut-off basis as of the Effective Date hereof.

NOW, THEREFORE, for and in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.               As of the Effective Date, the Stop Loss Agreement is terminated on a cut-off basis, meaning that (A) the Reinsurer shall have no liability (x) to pay the Stop Loss Benefit calculated with respect to the calendar quarter commencing on the Effective Date or any subsequent calendar quarter, (y) to deposit assets to the Trust Account (as such term is defined in the Reinsurance Agreements) on behalf of the Company, or (y) to pay Expenses (as defined in the Stop Loss Agreement) incurred by the Company on or after the Effective Date, and (B) the Company shall have no liability to pay premium or additional premium under the Stop Loss Agreement in respect of periods commencing on or after the Effective Date.

2.               In consideration of the termination of the Stop Loss Agreement, the Company’s obligation to pay the Up-Front Premium and the Annual Premium in respect of periods ending prior to the Effective Date, which amounts were paid on a funds withheld basis, shall be extinguished.

3.               The Company hereby irrevocably and unconditionally releases and discharges the Reinsurer from and against all liability or claim of whatsoever nature (whether present, future or contingent) and whether known or unknown, arising out of or in any way in connection with or relating to the Stop Loss Agreement, and from any demands, claims or liabilities whatsoever relating thereto, it being the intention of the Company that this Agreement shall operate as a full and final settlement of the Reinsurer’s present and future liability to the Company under or in relation to the Stop Loss Agreement.

4.               The Reinsurer hereby irrevocably and unconditionally releases and discharges the Company from and against all liability or claim of whatsoever nature (whether present, future or contingent) and whether known or unknown, arising out of or in any way in connection with or relating to the Stop Loss Agreement, and from any demands, claims or liabilities whatsoever relating thereto, it being the intention of the Reinsurer that this Agreement shall operate as a full and final settlement of the Company’s present and future liability to the Reinsurer under or in relation to the Stop Loss Agreement.

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5.               This Agreement may not be modified or amended, or any of its provisions waived, except by an instrument in writing that is signed by the parties hereto.

6.               Any dispute, controversy or claim arising out of or relating to this Agreement shall be subject to arbitration in accordance with the provisions of the Stop Loss Agreement.

7.               This Agreement shall be governed by and construed in accordance with the internal laws of the state of New York, without regard to its conflict of laws doctrine.

8.               This Agreement may be executed and delivered in counterparts each of which, when so executed and delivered, shall constitute an original, and all of such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date by the following individuals duly authorized to act on behalf of the parties:

ACE Capital Re Overseas Ltd.

By:	/s/ Rebecca L. Carne
	Name:	Rebecca L. Carne
	Title:	Director

ACE INA Overseas Insurance Company Ltd.

By:	/s/ Robert B. Jefferson
	Name:	Robert B. Jefferson
	Title:	President & Director

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Exhibit A

STOP LOSS AGREEMENT

This Stop Loss Agreement (this “Agreement”), dated as of January 1, 2001, is entered into by and between ACE Capital Re Overseas Ltd. (the “Reinsurer”) and ACE INA Overseas Insurance Company Ltd. (the “Company”).

WHEREAS, ACE Bermuda Insurance Ltd. (formerly, A.C.E. Insurance Company, Ltd.) (“ACE”) (as the reinsurer) and The Prudential Insurance Company of America (as the reinsured) (“Prudential”) entered into a reinsurance agreement dated as of March 31, 1998 (as amended to date, the “1998 Reinsurance Agreement”), a copy of which is attached hereto as Exhibit A, wherein Prudential ceded to ACE and ACE assumed from Prudential certain liabilities of Prudential under a medical care benefits stop loss policy with a March 31, 1998 contract date issued by Prudential to the Columbia Energy Group and certain of its subsidiaries; and

WHEREAS, ACE and the Reinsurer entered into an assignment agreement, a copy of which is attached hereto as Exhibit B, wherein ACE assigned to the Reinsurer and the Reinsurer assumed from ACE, effective as at 12:01 A.M. Eastern Standard Time on January 1, 2000, all of ACE’s rights and obligations under the 1998 Reinsurance Agreement; and

WHEREAS, the Reinsurer (as the reinsurer) and Prudential (as the reinsured) entered into a reinsurance agreement dated as of September 30, 1999 (the “1999 Reinsurance Agreement”), a copy of which is attached hereto as Exhibit C, wherein Prudential ceded to the Reinsurer and the Reinsurer assumed from Prudential certain liabilities of Prudential under a medical care benefits stop loss policy with a September 30, 1999 contract date issued by Prudential to the Columbia Energy Group and certain of its subsidiaries; and

WHEREAS, the Reinsurer, Prudential and State Street Bank & Trust Company (“State Street”) entered into a trust agreement dated as of May 1, 2000 (the “Trust Agreement”), a copy of which is attached hereto as Exhibit D, wherein the Reinsurer established the Trust Account (as defined in the Trust Agreement) with State Street for the benefit of Prudential to secure the obligations of the Reinsurer to Prudential under both the 1998 Reinsurance Agreement and the 1999 Reinsurance Agreement (collectively, the “Reinsurance Agreements”); and

WHEREAS, London Life and Casualty Reinsurance Corporation (“London Life”) (as the reinsurer) and the Reinsurer (as the reinsured) entered into a stop loss agreement dated as of August 1, 2000 (the “First London Life Stop Loss Agreement”), a copy of which is attached hereto as Exhibit E, wherein London Life reinsured, on a stop loss basis, a portion of the liability of the Reinsurer under the 1998 Reinsurance Agreement; and

WHEREAS, the Reinsurer and the Company entered into an assignment agreement, a copy of which is attached hereto as Exhibit F, wherein the Reinsurer assigned to the Company and the Company assumed from the Reinsurer, effective as at 12:01:01 A.M.

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Eastern Standard Time on January 1, 2000, all of the Reinsurer’s rights and obligations under the Reinsurance Agreements; and

WHEREAS, the Reinsurer, the Company, Prudential and State Street entered into an assignment agreement, a copy of which is attached hereto as Exhibit G, wherein the Reinsurer assigned to the Company and the Company assumed from the Reinsurer, effective as at December 31, 2000, all of the Reinsurer’s rights and obligations under the Trust Agreement and all of the Reinsurer’s right, title and interest in and to the Trust Account; and

WHEREAS, the Reinsurer and the Company entered into an assignment agreement, a copy of which is attached hereto as Exhibit H, wherein the Reinsurer assigned to the Company and the Company assumed from the Reinsurer, effective as at March 31, 2000, all of the Reinsurer’s rights and obligations under the First London Life Stop Loss Agreement; and

WHEREAS, the Company and London Life entered into an amendment to the First London Life Stop Loss Agreement dated as of March 27, 2001, a copy of which is attached hereto as Exhibit I; and

WHEREAS, the Company and London Life entered into a stop loss agreement dated as of January 1, 2001 (the “Second London Life Stop Loss Agreement”), a copy of which is attached hereto as Exhibit J, wherein London Life reinsured, on a stop loss basis, a portion of the liability of the Company under the 1999 Reinsurance Agreement (the Second London Life Stop Loss Agreement and the First London Life Stop Loss Agreement (as amended) are referred to collectively herein as the “London Life Stop Loss Agreements”); and

WHEREAS, the Company desires that the Reinsurer provide stop loss reinsurance with respect to the Company’s net liabilities under the Reinsurance Agreements, and the Reinsurer is willing to provide such reinsurance on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Reinsurer hereby agree as follows.

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ARTICLE 1
TERM

The term of this Agreement (the “Term”) shall commence on January 1, 2001 (the “Effective Date”) and continue until such time as the Company has no further liability under the Reinsurance Agreements (the “Termination Date”).

Notwithstanding the occurrence of the Termination Date, any obligation by one party to the other which arises pursuant to this Agreement but remains undischarged as of the Termination Date shall remain enforceable until satisfied in full.

ARTICLE 2
COVERAGE

The Reinsurer shall be liable to the Company for the Stop Loss Benefit calculated with respect to each calendar quarter during the Term; provided that, until such time (if ever) as the Trust Account balance equals zero, the Reinsurer shall be entitled to offset Stop Loss Benefits owed to the Company against Premium payable to the Reinsurer by the Company (any amount so offset being referred to herein as a “Stop Loss Offset Amount”). The Stop Loss Benefit shall be paid in accordance with Article 7 hereof.

“Stop Loss Benefit” means an amount equal to Accumulated Benefits minus the Attachment Point minus the London Life Payments, but not less than zero and not greater than the Maximum Claim.

“Accumulated Benefits” means (x) as of December 31, 2000, zero dollars, and (y) as of the last day of each subsequent calendar quarter during the Term, an amount equal to (i) the Accumulated Benefit as of the last day of the immediately preceding calendar quarter multiplied by the Earned Rate plus (ii) the total of all amounts payable by the Company under the Reinsurance Agreements in respect of the current calendar quarter as reported on Line 8 of the Quarterly Payment Calculation Report for the current calendar quarter.

“Attachment Point” means (x) as of December 31, 2000, $96,353,247, and (y) as of the last day of each subsequent calendar quarter, an amount equal to (i) the Attachment Point as of the last day of the immediately preceding calendar quarter plus the Stop Loss Benefit for the immediately preceding calendar quarter multiplied by (ii) the Earned Rate.

“London Life Payments” means (x) as of December 31, 2000, zero dollars, and (y) as of the last day of each subsequent calendar quarter during the Term, an amount equal to (i) the London Life Payments as of the last day of the immediately preceding calendar quarter multiplied by the Earned Rate plus (ii) the total of all amounts payable by London Life under the London Life Stop Loss Agreements in respect of the current calendar quarter, but only to the extent such amounts are actually paid.

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“Maximum Claim” means (x) as of December 31, 2000, $50,000,000, and (y) as of the last day of each subsequent calendar quarter, an amount equal to the greater of zero and (i) (A) the Maximum Claim as of the last day of the immediately preceding calendar quarter minus (B) the Stop Loss Benefit for the immediately preceding calendar quarter minus (C) the Trust Top Up Amount paid by the Reinsurer during the immediately preceding calendar quarter multiplied by (ii) the Earned Rate.

“Earned Rate” means, with respect to a calendar quarter, the total rate of return for such quarter, including realized and unrealized gains and losses, on the portfolio of assets held in the Trust Account.

ARTICLE 3
EXPENSES; TRUST ACCOUNT DEPOSITS

The Reinsurer will reimburse the Company for 100% of the Expenses paid by the Company in connection with the performance of its obligations under the Reinsurance Agreements promptly following the Reinsurer’s receipt of any invoice with respect to the same. “Expenses” means any actual out-of-pocket charges, costs and expenses incurred by the Company (including Trust Account fees, fees of attorneys, experts, and consultants in connection with audits, actions, suits or proceedings pursued or defended against by or on behalf of the Company, premiums on bonds to release attachments, premiums on appeal bonds, and costs taxed against the Company in any claim, suit or proceeding); provided that Expenses shall not include the overhead of the claims department of the Company and salaries and/or benefits of personnel of the Company.

In the event the Company is required to deposit additional assets to the Trust Account pursuant to Article 6 of the Reinsurance Agreements, the Reinsurer will deposit such assets to the Trust Account on behalf of the Company (an amount equal to the market value of such assets on the date of transfer is referred to herein as the “Trust Top Up Amount”); provided that the Reinsurer shall have no obligation to deposit assets to the Trust Account (i) if the Maximum Claim is less than or equal to zero at the time the Company is required to make the deposit or (ii) to the extent that the deposit of assets by the Reinsurer would cause the Maximum Claim to fall below zero.

ARTICLE 4
PREMIUM; ADDITIONAL PREMIUM

The premium payable to the Reinsurer shall consist of an upfront premium in the amount of $8 million (the “Upfront Premium”) and an annual premium in an amount equal to .0009 multiplied by the average monthly balance of the Trust Account during each calendar year during the term, payable on December 31 of each year during the Term (the “Annual Premium” and, together with the Upfront Premium, the “Premium”). The Premium shall be payable on a funds withheld basis; provided, to the extent the Company is permitted to withdraw assets from the Trust Account pursuant to Article 6 of the

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Reinsurance Agreements and the Reinsurer requests that the Company do so, the Company shall promptly withdraw assets with a market value equal to the lesser of (i) the amount permitted to be withdrawn, (ii) the amount requested and (iii) the Notional Account Balance as at such date (such lesser amount is referred to herein as the “Paid Premium Amount”) and promptly transfer such assets to the Reinsurer.

If the Notional Account Balance (as defined in Article 5 below) as at the Termination Date is a positive amount, the Company will pay to the Reinsurer an amount equal to the Notional Account Balance within ten days following the Termination Date, and such payment shall satisfy the Company’s obligation in respect of the Premium. The parties acknowledge and agree that the Company is entitled to use Trust Account assets to pay such amount.

Promptly following payment of the Premium, the Company shall pay to the Reinsurer an additional premium in an amount equal to the remaining balance of the Trust Account (after giving effect to the payment of Premium).

ARTICLE 5
FUNDS WITHHELD NOTIONAL ACCOUNT

The parties will calculate a notional account (the “Funds Withheld Notional Account”) on the Effective Date and quarterly throughout the Term (the date as of which any such calculation is made being referred to herein as a “Calculation Date”). At the Effective Date, the balance of the Funds Withheld Notional Account (the “Notional Account Balance”) will equal the Upfront Premium. The Notional Account Balance at any Calculation Date thereafter shall be equal to:

1.               the Notional Account Balance at the immediately preceding Calculation Date (the “Preceding Calculation Date”), plus

2.               interest credited at the Earned Rate on the average daily Notional Account Balance during the period from but excluding the Preceding Calculation Date to and including the Calculation Date (such period being referred to herein as the “Calculation Period”), minus

3.               Paid Premium Amounts paid to the Reinsurer during such Calculation Period, minus

4.               Stop Loss Offset Amounts offset by the Reinsurer during such Calculation Period, plus,

5.               Annual Premium payable during such Calculation Period.

For purposes of calculating the interest referred to in subparagraph (2) above, interest shall be credited to the Funds Withheld Notional Account on the last day of each calendar

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quarter, Paid Premium Amounts shall be debited from the Funds Withheld Notional Account on the date of payment, Stop Loss Offset Amounts shall be debited from the Funds Withheld Notional Account on the date the relevant Stop Loss Benefit was due and Annual Premium shall be credited to the Funds Withheld Notional Account on December 31 of each year.

ARTICLE 6
CLAIMS SETTLEMENTS

When so requested, the Company will afford the Reinsurer an opportunity to be associated with the Company at the expense of the Reinsurer in the conduct of any audit and the defense or control of any claim, suit, or proceeding involving the Reinsurance Agreements, and the Company and the Reinsurer shall cooperate in every respect in the conduct of any such audit and the defense or pursuit of any such suit, claim or proceeding.

Notwithstanding the foregoing, all adjustments, settlements and compromises made by the Company shall be binding upon the Reinsurer.

ARTICLE 7
REPORTS AND REMITTANCES

Within 30 days of the end of each calendar quarter, the Company will provide the Reinsurer a report in the form of Schedule A hereto (the “Quarterly Payment Calculation Report”). Subject to the Reinsurer’s right to offset Stop Loss Benefits owed to the Company against Premium payable to the Reinsurer, any Stop Loss Benefit payable in respect of a calendar quarter shall be paid by the Reinsurer within 10 days following receipt of the Quarterly Payment Calculation Report for such quarter.

The Company will also forward to the Reinsurer all reports received by the Company pursuant to the terms of the Reinsurance Agreements within 15 days of the Company’s receipt of the same.

ARTICLE 8
LONDON LIFE STOP LOSS AGREEMENTS

The Company shall not amend, modify or terminate either of the London Life Stop Loss Agreements without the prior written consent of the Reinsurer. In the event the First London Life Stop Loss Agreement is terminated, the Company shall promptly pay to the Reinsurer (or direct London Life to pay directly to the Reinsurer) the $200,000 termination fee payable by London Life in connection with such termination. In the event the Second London Life Stop Loss Agreement is terminated, the Company shall

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promptly pay to the Reinsurer (or direct London Life to pay directly to the Reinsurer) the $200,000 termination fee payable by London Life in connection with such termination.

ARTICLE 9
NOTICES

Any notice required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by prepaid air courier or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed delivered (i) if delivered personally, when so delivered, (ii) if sent by facsimile transmission, upon confirmation of such transmission, (iii) if sent by air courier, one business day after the date sent and (iv) if sent by mail, five days after the date of deposit in the Bermuda mails, addressed as follows:

If to the Company:

ACE INA Overseas Insurance Company Ltd.

Clarendon House
2 Church Street
PO Box HM 1022
Hamilton, Bermuda HM 11
Fax:
Phone:
Attention: Corporate Secretary

If to the Reinsurer:

ACE Capital Re Overseas Ltd.
Victoria Hall
11 Victoria Street
Hamilton HM 11, Bermuda
Fax: 441-297-9704
Telephone: 441-297-9730
Attn: Assistant Secretary

with a copy to:

ACE Capital Re Inc.
1325 Avenue of the Americas
New York, New York
Telephone:    212-974-0100
Facsimile:     212-581-3268
Attention: General Counsel

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Any party may by notice given in accordance with this Article to the other parties designate another address or person for receipt of notices hereunder.

ARTICLE 10
ERRORS AND OMISSIONS

In the event of failure to comply with any terms of this Agreement through an inadvertent error, omission or oversight by cither party which is shown to be unintentional, this Agreement will not be deemed abrogated thereby. The oversight will be corrected as soon as it comes to light in such a way that both the Company and the Reinsurer will be restored to the position they would have occupied had no such oversight or omission occurred.

ARTICLE 11
ACCESS TO RECORDS

The Company shall allow the Reinsurer to inspect or audit, at all reasonable times, all records of the Company with respect to the business reinsured under this Agreement, or with respect to claims, losses or legal proceedings which involve or have a bearing upon the Reinsurer, at the expense of the Reinsurer.

ARTICLE 12
ARBITRATlON

Any dispute arising out of the interpretation, performance or breach of this Agreement, including the formation or validity thereof, shall be submitted for decision to a panel of three arbitrators. Notice requesting arbitration will be in writing and sent certified or registered mail, return receipt requested.

One arbitrator shall be chosen by each party and the two arbitrators shall, before instituting the hearing, choose an impartial third arbitrator who shall preside at the hearing. If either party fails to appoint its arbitrator within thirty (30) days after being requested to do so by the other party, the latter, after ten (10) days notice by certified or registered mail of its intention to do so, may appoint the second arbitrator.

If the two arbitrators are unable to agree upon the third arbitrator within thirty (30) days of their appointment, they shall prepare a slate of six candidates, three from each arbitrator, and then petition the American Arbitration Association to select the third arbitrator from this slate.

All arbitrators shall be disinterested active or former officers of insurance or reinsurance companies or Underwriters at Lloyd’s, London.

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Within thirty (30) days after notice of appointment of all arbitrators, the panel shall meet and determine timely periods for briefs, discovery procedures and schedules for hearings.

The panel shall be relieved of all judicial formality and shall not be bound by the strict rules of procedure and evidence. The arbitration shall take place in New York, NY.

The decision of any two arbitrators when rendered in writing shall be final and binding. The panel is empowered to grant interim relief as it may deem appropriate. The panel shall make its decision considering the custom and practice of the applicable insurance and reinsurance business within forty-five (45) days following the termination of the hearings. Judgment upon the award may be entered in any court having jurisdiction thereof.

Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the third arbitrator. The remaining costs of the arbitration shall be allocated by the panel. The panel may, at its discretion, award such further costs and expenses as it considers appropriate, including but not limited to attorneys fees, to the extent permitted by law.

ARTICLE 13
GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws doctrine.

ARTICLE 14
OFFSET

The parties hereto have the right to offset any balance(s) due from one to the other under this Agreement. The party asserting the right of offset may exercise such right at any time whether the balance(s) due are on account of premiums, losses, salvage or otherwise. This provision shall not be affected by the insolvency of either party hereto.

ARTICLE 15
NO THIRD PARTY BENEFICIARIES

This is an agreement solely between the Company and the Reinsurer. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the Reinsurer and the insured or beneficiary under any business reinsured hereunder, and the Company shall remain solely liable to such insured or beneficiary.

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ARTICLE 16
SEVERAB1LITY

To the extent that this Agreement may be in conflict with any applicable law or regulation, this Agreement shall be amended, at the mutual agreement of both the Company and the Reinsurer, to the extent possible, to comply with such law and regulation. If any term or provision of this Agreement shall be found by a court of competent jurisdiction to be illegal or otherwise unenforceable, the same shall not invalidate the whole of this Agreement, but such term or provision shall be deemed modified to the extent necessary in the court’s opinion to render such term or provision enforceable, and the rights and obligations of the parties shall be construed and enforced accordingly preserving to the fullest permissible extent the intent and agreements of the parties set forth herein.

ARTICLE 17
INTEGRATION, AMENDMENT, WAIVER AND ASSIGNMENT

This Agreement (including the Schedules and Exhibits hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and supercedes all oral statement and prior writings with respect thereto.

This Agreement may not be altered, modified or in any way amended except by an instrument in writing duly executed by the proper officials of both parties.

A breach of, or other non-compliance with, any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof. Such waiver must be in writing and must be executed by an executive officer of the party. A waiver on one occasion shall not operate or be effective as a waiver of any other similar or different breach or instance of non-compliance on any other occasion.

This Agreement may not be assigned by either party without the written consent of the other party.

ARTICLE 18
CURRENCY

The currency for the purpose of this Agreement will be US dollars, and the premiums and liabilities shall be expressed and payable in that currency.

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ARTICLE 19
HEADINGS

The headings preceding the text of the Articles of this Agreement are intended and inserted solely for convenience of reference and shall not effect the meaning, interpretation, construction or effect of this Agreement.

ARTICLE 20
COUNTERPARTS; FACSIMILE SIGNATURES

This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but will not be effective until each party has executed at least one counterpart. Each counterpart will constitute an original of this Agreement, but all the counterparts will together constitute but one and the same instrument.

All signatures of the parties to this Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces and will be binding upon such party.

IN WITNESS WHEREOF, this Agreement has been executed by duly authorized officers of the Company and the Reinsurer as of the date first above written.

ACE INA OVERSEAS INSURANCE COMPANY LTD.

By:	/s/ Robert B. Jefferson
	Name:	Robert B. Jefferson
	Title:	President & Director

ACE CAPITAL RE OVERSEAS LTD.

By:	/s/ Rebecca L. Carne
	Name:	Rebecca L. Carne
	Title:	Director

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Schedule A
Quarterly Payment Calculation Report

Report for the Calendar Quarter Ended

1.	X = Accumulated Benefits at end of prior quarter:

2.	Y = Stop Loss Benefit paid for prior quarter:

3.	Z = Attachment Point at end of prior quarter:

4.	L = London Life Payment at end of prior quarter:

5.	W = Maximum Claim at end of prior quarter:

6.	T = Trust Top Up Amount for prior quarter:

7.	R = Earned Rate:

8.	E = Amounts payable under Reinsurance Agreements in respect of current calendar quarter:

9.	Q = Amounts payable under London Life Stop Loss Agreements in respect of current calendar quarter, to the extent paid:

10.	A = Accumulated Benefits for current quarter: = R x X plus E =

11.	B = Attachment Point at end of current quarter: = R x [Y + Z] =

12.	C = London Life Payment for current quarter: = R x L plus Q =

13.	D = Maximum Claim at end of current quarter: = R x [W – Y – T] =

14.	Stop Loss Benefit for current quarter: = Min {Max[(A – B – C), 0], D} =

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Index of Exhibits

Exhibit A:	1998 Reinsurance Agreement

Exhibit B:	Assignment Agreement between ACE and ACRO

Exhibit C:	1999 Reinsurance Agreement

Exhibit D:	Trust Agreement

Exhibit E:	First London Life Stop Loss Agreement

Exhibit F:	Assignment Agreement between AIOIC and ACRO relating to Reinsurance Agreements

Exhibit G:	Assignment Agreement relating to Trust Account

Exhibit H:	Assignment Agreement relating to First London Life Stop Loss Agreement

Exhibit I:	Amendment to First London Life Stop Loss Agreement

Exhibit J:	Second London Life Stop Loss Agreement

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STOP LOSS AGREEMENT

This Stop Loss Agreement (this “Agreement”), dated as of January 1, 2001, is entered into by and between ACE Capital Re Overseas Ltd. (the “Reinsurer”) and ACE INA Overseas Insurance Company Ltd. (the “Company”).

WHEREAS, ACE Bermuda Insurance Ltd. (formerly, A.C.E. Insurance Company, Ltd.) (“ACE”) (as the reinsurer) and The Prudential Insurance Company of America (as the reinsured) (“Prudential”) entered into a reinsurance agreement dated as of March 31, 1998 (as amended to date, the “1998 Reinsurance Agreement”), a copy of which is attached hereto as Exhibit A, wherein Prudential ceded to ACE and ACE assumed from Prudential certain liabilities of Prudential under a medical care benefits stop loss policy with a March 31, 1998 contract date issued by Prudential to the Columbia Energy Group and certain of its subsidiaries; and

WHEREAS, ACE and the Reinsurer entered into an assignment agreement, a copy of which is attached hereto as Exhibit B, wherein ACE assigned to the Reinsurer and the Reinsurer assumed from ACE, effective as at 12:01 A.M. Eastern Standard Time on January 1, 2000, all of ACE’s rights and obligations under the 1998 Reinsurance Agreement; and

WHEREAS, the Reinsurer (as the reinsurer) and Prudential (as the reinsured) entered into a reinsurance agreement dated as of September 30, 1999 (the “1999 Reinsurance Agreement”), a copy of which is attached hereto as Exhibit C, wherein Prudential ceded to the Reinsurer and the Reinsurer assumed from Prudential certain liabilities of Prudential under a medical care benefits stop loss policy with a September 30, 1999 contract date issued by Prudential to the Columbia Energy Group and certain of its subsidiaries; and

WHEREAS, the Reinsurer, Prudential and State Street Bank & Trust Company (“State Street”) entered into a trust agreement dated as of May 1, 2000 (the “Trust Agreement”), a copy of which is attached hereto as Exhibit D, wherein the Reinsurer established the Trust Account (as defined in the Trust Agreement) with State Street for the benefit of Prudential to secure the obligations of the Reinsurer to Prudential under both the 1998 Reinsurance Agreement and the 1999 Reinsurance Agreement (collectively, the “Reinsurance Agreements”); and

WHEREAS, London Life and Casualty Reinsurance Corporation (“London Life”) (as the reinsurer) and the Reinsurer (as the reinsured) entered into a stop loss agreement dated as of August 1, 2000 (the “First London Life Stop Loss Agreement”), a copy of which is attached hereto as Exhibit E, wherein London Life reinsured, on a stop loss basis, a portion of the liability of the Reinsurer under the 1998 Reinsurance Agreement; and

WHEREAS, the Reinsurer and the Company entered into an assignment agreement, a copy of which is attached hereto as Exhibit F, wherein the Reinsurer assigned to the Company and the Company assumed from the Reinsurer, effective as at 12:01:01 A.M.

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Eastern Standard Time on January 1, 2000, all of the Reinsurer’s rights and obligations under the Reinsurance Agreements; and

WHEREAS, the Reinsurer, the Company, Prudential and State Street entered into an assignment agreement, a copy of which is attached hereto as Exhibit G, wherein the Reinsurer assigned to the Company and the Company assumed from the Reinsurer, effective as at December 31, 2000, all of the Reinsurer’s rights and obligations under the Trust Agreement and all of the Reinsurer’s right, title and interest in and to the Trust Account; and

WHEREAS, the Reinsurer and the Company entered into an assignment agreement, a copy of which is attached hereto as Exhibit H, wherein the Reinsurer assigned to the Company and the Company assumed from the Reinsurer, effective as at March 31, 2000, all of the Reinsurer’s rights and obligations under the First London Life Stop Loss Agreement; and

WHEREAS, the Company and London Life entered into an amendment to the First London Life Stop Loss Agreement dated as of March 27, 2001, a copy of which is attached hereto as Exhibit I; and

WHEREAS, the Company and London Life entered into a stop loss agreement dated as of January 1, 2001 (the “Second London Life Stop Loss Agreement”), a copy of which is attached hereto as Exhibit J, wherein London Life reinsured, on a stop loss basis, a portion of the liability of the Company under the 1999 Reinsurance Agreement (the Second London Life Stop Loss Agreement and the First London Life Stop Loss Agreement (as amended) are referred to collectively herein as the “London Life Stop Loss Agreements”); and

WHEREAS, the Company desires that the Reinsurer provide stop loss reinsurance with respect to the Company’s net liabilities under the Reinsurance Agreements, and the Reinsurer is willing to provide such reinsurance on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Reinsurer hereby agree as follows.

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ARTICLE 1
TERM

The term of this Agreement (the “Term”) shall commence on January 1, 2001 (the “Effective Date”) and continue until such time as the Company has no further liability under the Reinsurance Agreements (the “Termination Date”).

Notwithstanding the occurrence of the Termination Date, any obligation by one party to the other which arises pursuant to this Agreement but remains undischarged as of the Termination Date shall remain enforceable until satisfied in full.

ARTICLE 2
COVERAGE

The Reinsurer shall be liable to the Company for the Stop Loss Benefit calculated with respect to each calendar quarter during the Term; provided that, until such time (if ever) as the Trust Account balance equals zero, the Reinsurer shall be entitled to offset Stop Loss Benefits owed to the Company against Premium payable to the Reinsurer by the Company (any amount so offset being referred to herein as a “Stop Loss Offset Amount”). The Stop Loss Benefit shall be paid in accordance with Article 7 hereof.

“Stop Loss Benefit” means an amount equal to Accumulated Benefits minus the Attachment Point minus the London Life Payments, but not less than zero and not greater than the Maximum Claim.

“Accumulated Benefits” means (x) as of December 31, 2000, zero dollars, and (y) as of the last day of each subsequent calendar quarter during the Term, an amount equal to (i) the Accumulated Benefit as of the last day of the immediately preceding calendar quarter multiplied by the Earned Rate plus (ii) the total of all amounts payable by the Company under the Reinsurance Agreements in respect of the current calendar quarter as reported on Line 8 of the Quarterly Payment Calculation Report for the current calendar quarter.

“Attachment Point” means (x) as of December 31, 2000, $96,353,247, and (y) as of the last day of each subsequent calendar quarter, an amount equal to (i) the Attachment Point as of the last day of the immediately preceding calendar quarter plus the Stop Loss Benefit for the immediately preceding calendar quarter multiplied by (ii) the Earned Rate.

“London Life Payments” means (x) as of December 31, 2000, zero dollars, and (y) as of the last day of each subsequent calendar quarter during the Term, an amount equal to (i) the London Life Payments as of the last day of the immediately preceding calendar quarter multiplied by the Earned Rate plus (ii) the total of all amounts payable by London Life under the London Life Stop Loss Agreements in respect of the current calendar quarter, but only to the extent such amounts are actually paid.

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“Maximum Claim” means (x) as of December 31, 2000, $50,000,000, and (y) as of the last day of each subsequent calendar quarter, an amount equal to the greater of zero and (i) (A) the Maximum Claim as of the last day of the immediately preceding calendar quarter minus (B) the Stop Loss Benefit for the immediately preceding calendar quarter minus (C) the Trust Top Up Amount paid by the Reinsurer during the immediately preceding calendar quarter multiplied by (ii) the Earned Rate.

“Earned Rate” means, with respect to a calendar quarter, the total rate of return for such quarter, including realized and unrealized gains and losses, on the portfolio of assets held in the Trust Account.

ARTICLE 3
EXPENSES; TRUST ACCOUNT DEPOSITS

The Reinsurer will reimburse the Company for 100% of the Expenses paid by the Company in connection with the performance of its obligations under the Reinsurance Agreements promptly following the Reinsurer’s receipt of any invoice with respect to the same. “Expenses” means any actual out-of-pocket charges, costs and expenses incurred by the Company (including Trust Account fees, fees of attorneys, experts, and consultants in connection with audits, actions, suits or proceedings pursued or defended against by or on behalf of the Company, premiums on bonds to release attachments, premiums on appeal bonds, and costs taxed against the Company in any claim, suit or proceeding); provided that Expenses shall not include the overhead of the claims department of the Company and salaries and/or benefits of personnel of the Company.

In the event the Company is required to deposit additional assets to the Trust Account pursuant to Article 6 of the Reinsurance Agreements, the Reinsurer will deposit such assets to the Trust Account on behalf of the Company (an amount equal to the market value of such assets on the date of transfer is referred to herein as the “Trust Top Up Amount”); provided that the Reinsurer shall have no obligation to deposit assets to the Trust Account (i) if the Maximum Claim is less than or equal to zero at the time the Company is required to make the deposit or (ii) to the extent that the deposit of assets by the Reinsurer would cause the Maximum Claim to fall below zero.

ARTICLE 4
PREMIUM; ADDITIONAL PREMIUM

The premium payable to the Reinsurer shall consist of an upfront premium in the amount of $8 million (the “Upfront Premium”) and an annual premium in an amount equal to .0009 multiplied by the average monthly balance of the Trust Account during each calendar year during the term, payable on December 31 of each year during the Term (the “Annual Premium” and, together with the Upfront Premium, the “Premium”). The Premium shall be payable on a funds withheld basis; provided, to the extent the Company is permitted to withdraw assets from the Trust Account pursuant to Article 6 of the

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Reinsurance Agreements and the Reinsurer requests that the Company do so, the Company shall promptly withdraw assets with a market value equal to the lesser of (i) the amount permitted to be withdrawn, (ii) the amount requested and (iii) the Notional Account Balance as at such date (such lesser amount is referred to herein as the “Paid Premium Amount”) and promptly transfer such assets to the Reinsurer.

If the Notional Account Balance (as defined in Article 5 below) as at the Termination Date is a positive amount, the Company will pay to the Reinsurer an amount equal to the Notional Account Balance within ten days following the Termination Date, and such payment shall satisfy the Company’s obligation in respect of the Premium. The parties acknowledge and agree that the Company is entitled to use Trust Account assets to pay such amount.

Promptly following payment of the Premium, the Company shall pay to the Reinsurer an additional premium in an amount equal to the remaining balance of the Trust Account (after giving effect to the payment of Premium).

ARTICLE 5
FUNDS WITHHELD NOTIONAL ACCOUNT

The parties will calculate a notional account (the “Funds Withheld Notional Account”) on the Effective Date and quarterly throughout the Term (the date as of which any such calculation is made being referred to herein as a “Calculation Date”). At the Effective Date, the balance of the Funds Withheld Notional Account (the “Notional Account Balance”) will equal the Upfront Premium. The Notional Account Balance at any Calculation Date thereafter shall be equal to:

1.               the Notional Account Balance at the immediately preceding Calculation Date (the “Preceding Calculation Date”), plus

2.              interest credited at the Earned Rate on the average daily Notional Account Balance during the period from but excluding the Preceding Calculation Date to and including the Calculation Date (such period being referred to herein as the “Calculation Period”), minus

3.               Paid Premium Amounts paid to the Reinsurer during such Calculation Period, minus

4.               Stop Loss Offset Amounts offset by the Reinsurer during such Calculation Period, plus,

5.               Annual Premium payable during such Calculation Period.

For purposes of calculating the interest referred to in subparagraph (2) above, interest shall be credited to the Funds Withheld Notional Account on the last day of each calendar

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quarter, Paid Premium Amounts shall be debited from the Funds Withheld Notional Account on the date of payment, Stop Loss Offset Amounts shall be debited from the Funds Withheld Notional Account on the date the relevant Stop Loss Benefit was due and Annual Premium shall be credited to the Funds Withheld Notional Account on December 31 of each year.

ARTICLE 6
CLAIMS SETTLEMENTS

When so requested, the Company will afford the Reinsurer an opportunity to be associated with the Company at the expense of the Reinsurer in the conduct of any audit and the defense or control of any claim, suit, or proceeding involving the Reinsurance Agreements, and the Company and the Reinsurer shall cooperate in every respect in the conduct of any such audit and the defense or pursuit of any such suit, claim or proceeding.

Notwithstanding the foregoing, all adjustments, settlements and compromises made by the Company shall be binding upon the Reinsurer.

ARTICLE 7
REPORTS AND REMITTANCES

Within 30 days of the end of each calendar quarter, the Company will provide the Reinsurer a report in the form of Schedule A hereto (the “Quarterly Payment Calculation Report”). Subject to the Reinsurer’s right to offset Stop Loss Benefits owed to the Company against Premium payable to the Reinsurer, any Stop Loss Benefit payable in respect of a calendar quarter shall be paid by the Reinsurer within 10 days following receipt of the Quarterly Payment Calculation Report for such quarter.

The Company will also forward to the Reinsurer all reports received by the Company pursuant to the terms of the Reinsurance Agreements within 15 days of the Company’s receipt of the same.

ARTICLE 8
LONDON LIFE STOP LOSS AGREEMENTS

The Company shall not amend, modify or terminate either of the London Life Stop Loss Agreements without the prior written consent of the Reinsurer. In the event the First London Life Stop Loss Agreement is terminated, the Company shall promptly pay to the Reinsurer (or direct London Life to pay directly to the Reinsurer) the $200,000 termination fee payable by London Life in connection with such termination. In the event the Second London Life Stop Loss Agreement is terminated, the Company shall

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promptly pay to the Reinsurer (or direct London Life to pay directly to the Reinsurer) the $200,000 termination fee payable by London Life in connection with such termination.

ARTICLE 9
NOTICES

Any notice required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by prepaid air courier or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed delivered (i) if delivered personally, when so delivered, (ii) if sent by facsimile transmission, upon confirmation of such transmission, (iii) if sent by air courier, one business day after the date sent and (iv) if sent by mail, five days after the date of deposit in the Bermuda mails, addressed as follows:

If to the Company:

ACE INA Overseas Insurance Company Ltd.

Clarendon House

2 Church Street

PO Box HM 1022

Hamilton, Bermuda HM 11

Fax:

Phone:

Attention: Corporate Secretary

If to the Reinsurer:

ACE Capital Re Overseas Ltd.

Victoria Hall

11 Victoria Street

Hamilton HM 11, Bermuda

Fax: 441-297-9704

Telephone: 441-297-9730

Attn: Assistant Secretary

with a copy to:

ACE Capital Re Inc.

1325 Avenue of the Americas

New York, New York

Telephone:    212-974-0100

Facsimile:     212-581-3268

Attention: General Counsel

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Any party may by notice given in accordance with this Article to the other parties designate another address or person for receipt of notices hereunder.

ARTICLE 10
ERRORS AND OMISSIONS

In the event of failure to comply with any terms of this Agreement through an inadvertent error, omission or oversight by either party which is shown to be unintentional, this Agreement will not be deemed abrogated thereby. The oversight will be corrected as soon as it comes to light in such a way that both the Company and the Reinsurer will be restored to the position they would have occupied had no such oversight or omission occurred.

ARTICLE 11
ACCESS TO RECORDS

The Company shall allow the Reinsurer to inspect or audit, at all reasonable times, all records of the Company with respect to the business reinsured under this Agreement, or with respect to claims, losses or legal proceedings which involve or have a bearing upon the Reinsurer, at the expense of the Reinsurer.

ARTICLE 12
ARBITRATION

Any dispute arising out of the interpretation, performance or breach of this Agreement, including the formation or validity thereof, shall be submitted for decision to a panel of three arbitrators. Notice requesting arbitration will be in writing and sent certified or registered mail, return receipt requested.

One arbitrator shall be chosen by each party and the two arbitrators shall, before instituting the hearing, choose an impartial third arbitrator who shall preside at the hearing. If either party fails to appoint its arbitrator within thirty (30) days after being requested to do so by the other party, the latter, after ten (10) days notice by certified or registered mail of its intention to do so, may appoint the second arbitrator.

If the two arbitrators are unable to agree upon the third arbitrator within thirty (30) days of their appointment, they shall prepare a slate of six candidates, three from each arbitrator, and then petition the American Arbitration Association to select the third arbitrator from this slate.

All arbitrators shall be disinterested active or former officers of insurance or reinsurance companies or Underwriters at Lloyd’s, London.

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Within thirty (30) days after notice of appointment of all arbitrators, the panel shall meet and determine timely periods for briefs, discovery procedures and schedules for hearings.

The panel shall be relieved of all judicial formality and shall not be bound by the strict rules of procedure and evidence. The arbitration shall take place in New York, NY.

The decision of any two arbitrators when rendered in writing shall be final and binding. The panel is empowered to grant interim relief as it may deem appropriate.

The panel shall make its decision considering the custom and practice of the applicable insurance and reinsurance business within forty-five (45) days following the termination of the hearings. Judgment upon the award may be entered in any court having jurisdiction thereof.

Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the third arbitrator. The remaining costs of the arbitration shall be allocated by the panel. The panel may, at its discretion, award such further costs and expenses as it considers appropriate, including but not limited to attorneys fees, to the extent permitted by law.

ARTICLE 13
GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws doctrine.

ARTICLE 14
OFFSET

The parties hereto have the right to offset any balance(s) due from one to the other under this Agreement. The party asserting the right of offset may exercise such right at any time whether the balance(s) due are on account of premiums, losses, salvage or otherwise. This provision shall not be affected by the insolvency of either party hereto.

ARTICLE 15
NO THIRD PARTY BENEFICIARIES

This is an agreement solely between the Company and the Reinsurer. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the Reinsurer and the insured or beneficiary under any business reinsured hereunder, and the Company shall remain solely liable to such insured or beneficiary.

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ARTICLE 16
SEVERABILITY

To the extent that this Agreement may be in conflict with any applicable law or regulation, this Agreement shall be amended, at the mutual agreement of both the Company and the Reinsurer, to the extent possible, to comply with such law and regulation. If any term or provision of this Agreement shall be found by a court of competent jurisdiction to be illegal or otherwise unenforceable, the same shall not invalidate the whole of this Agreement, but such term or provision shall be deemed modified to the extent necessary in the court’s opinion to render such term or provision enforceable, and the rights and obligations of the parties shall be construed and enforced accordingly preserving to the fullest permissible extent the intent and agreements of the parties set forth herein.

ARTICLE 17
INTEGRATION, AMENDMENT, WAIVER AND ASSIGNMENT

This Agreement (including the Schedules and Exhibits hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and supercedes all oral statement and prior writings with respect thereto.

This Agreement may not be altered, modified or in any way amended except by an instrument in writing duly executed by the proper officials of both parties.

A breach of, or other non-compliance with, any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof. Such waiver must be in writing and must be executed by an executive officer of the party. A waiver on one occasion shall not operate or be effective as a waiver of any other similar or different breach or instance of non-compliance on any other occasion.

This Agreement may not be assigned by either party without the written consent of the other party.

ARTICLE 18
CURRENCY

The currency for the purpose of this Agreement will be US dollars, and the premiums and liabilities shall be expressed and payable in that currency.

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ARTICLE 19
HEADINGS

The headings preceding the text of the Articles of this Agreement are intended and inserted solely for convenience of reference and shall not effect the meaning, interpretation, construction or effect of this Agreement.

ARTICLE 20
COUNTERPARTS; FACSIMILE SIGNATURES

This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but will not be elective until each party has executed at least one counterpart. Each counterpart will constitute an original of this Agreement, but all the counterparts will together constitute but one and the same instrument.

All signatures of the parties to this Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces and will be binding upon such party.

IN WITNESS WHEREOF, this Agreement has been executed by duly authorized officers of the Company and the Reinsurer as of the date first above written.

ACE INA OVERSEAS INSURANCE COMPANY LTD.

By:	/s/ Robert B. Jefferson
	Name:	Robert B. Jefferson
	Title:	President & Director

ACE CAPITAL RE OVERSEAS LTD.

By:	/s/ Rebecca L. Carne
	Name:	Rebecca L. Carne
	Title:	Director

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Schedule A

Quarterly Payment Calculation Report

Report for the Calendar Quarter Ended

1.	X = Accumulated Benefits at end of prior quarter:

2.	Y = Stop Loss Benefit paid for prior quarter:

3.	Z = Attachment Point at end of prior quarter:

4.	L = London Life Payment at end of prior quarter:

5.	W = Maximum Claim at end of prior quarter:

6.	T = Trust Top Up Amount for prior quarter:

7.	R = Earned Rate:

8.	E = Amounts payable under Reinsurance Agreements in respect of current calendar quarter:

9.	Q = Amounts payable under London Life Stop Loss Agreements in respect of current calendar quarter, to the extent paid:

10.	A = Accumulated Benefits for current quarter: = R x X plus E =

11.	B = Attachment Point at end of current quarter: = R x [Y + Z] =

12.	C = London Life Payment for current quarter: = R x L plus Q =

13.	D = Maximum Claim at end of current quarter: = R x [W-Y-T] =

14.	Stop Loss Benefit for current quarter: = Min {Max [(A-B-C), 0], D} =

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Index of Exhibits

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Exhibit A

REINSURANCE AGREEMENT

This Reinsurance Agreement (as the same may be amended from time to time in accordance with the terms hereof, this “Agreement”) is made and entered into as of March 31, 1998 by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a mutual insurance company organized under the laws of the State of New Jersey (the “Company”), and A.C.E. INSURANCE COMPANY, LTD., an insurance company organized under the laws of Bermuda (the “Reinsurer”).

ARTICLE 1

REINSURANCE COVERAGE

In consideration of the Reinsurance Premium (as defined below) and subject to the terms, conditions and limitations hereinafter set forth, the Reinsurer agrees to indemnify the Company for all Loss Settlements (as defined below) paid by the Company to the Contract Holder (as defined below) under group contract no. SG-93191-VA (the “Group Contract”), a copy of which is attached hereto as Annex A.

ARTICLE 2

SHOULD PAY BENEFIT COVERAGE

In consideration of the Reinsurance Premium and subject to the terms, conditions and limitations hereinafter set forth, the Reinsurer also agrees to indemnify the Company for all amounts paid by the Company that are determined pursuant to the Indemnification Agreement (as defined below) to be Should Pay Benefits (as defined in the Indemnification Agreement), to the extent the aggregate amount of Should Pay Benefits exceeds $100,000 per Contract Year (as defined in the Indemnification Agreement); provided, however, that the Reinsurer’s liability under this Article 2 shall not exceed $250,000 in the aggregate. In addition and notwithstanding the preceding sentence, the Reinsurer shall indemnify the Company for Should Pay Benefits payable by Columbia Energy Group pursuant to the Indemnification Agreement if, and to the extent that, Columbia Energy Group fails to pay such Should Pay Benefits by reason of the occurrence of the insolvency, receivership, liquidation or reorganization of Columbia Energy Group (the “Unreimbursed Should Pay Benefits”).

ARTICLE 3

DEFINITIONS

All words and phrases that have a capitalized initial letter in this Agreement have a special meaning which is either introduced in certain Articles, defined below or defined by reference to certain other agreements and which shall include the plural as well as the singular.

“Applicable Source” means the Wall Street Journal, any successor publication thereto or any publication mutually agreed to by the Company and the Reinsurer.

“Base Rate” means (i) for the period from but excluding April 17, 1998 to and including June 30, 1998, 5.17%, and (ii) for each calendar quarter during the Term (as defined below) commencing with the quarter beginning July 1, 1998, an effective annual rate determined in accordance with the formula “D/(1-D)”, where “D” is expressed as a decimal and is equal to the rate of discount for the Treasury Bill that matures closest to the 90th day after the first calendar day of such quarter, as reported under the “ask” column in the Applicable Source on the first business day of such calendar quarter.

“Benefits Paid Report” means a report prepared and delivered by the Contract Holder to the Company each calendar quarter showing benefits paid by the Contract Holder under the Plan (as defined in the Group Contract) during the preceding calendar quarter that are covered under the Group Contract, which report shall be in substantially the form of Exhibit F to the Group Contract.

“Combined Reserves” means the sum of Statutory Reserves and Return Premium Reserves (as each such term is defined below).

“Contract Holder” means Columbia Energy Group Master Trust.

“Covered Benefits” means benefits payable to the Contract Holder pursuant to the terms of the Group Contract.

“Deposit Crediting Rate” means the Base Rate plus 60 basis points.

“Final Profit Share Date” means the last day of the calendar quarter in which the number of Beneficiaries (as defined in the Group Contract) falls below one.

“GAAP Reserves” means the policy and claim and related liabilities established in accordance with generally accepted accounting principles in the United States.

“Indemnification Agreement” means the agreement dated as of March 31, 1998 between the Company and Columbia Energy Group, as the same is in effect on the date hereof or

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as the same may be modified in accordance with the terms hereof, a copy of which is attached hereto as Annex B.

“Indemnification Amounts” means amounts payable by Columbia Energy Group to the Company in respect of Mandated Benefits pursuant to the Indemnification Agreement, whether or not actually paid; provided, however, that Indemnification Amounts shall not include amounts payable by Columbia Energy Group to the Company in respect of Mandated Benefits pursuant to the Indemnification Agreement that are not paid by reason of the occurrence of the insolvency, receivership, liquidation or reorganization of Columbia Energy Group.

“Letter of Credit” means a clean, irrevocable and unconditional letter of credit in favor of the Company issued or confirmed by a bank, and in a form, that complies with all applicable requirements for financial statement credit of regulatory authorities having jurisdiction over the Company.

“Loss Settlement” means Covered Benefits, fees and expenses of the Impartial Party (as defined in the Group Contract) and Mandated Benefits, in each case, paid by the Company less Indemnification Amounts.

“Loss Settlement Payment Date” means, with respect to any calendar quarter, the date on which the Company pays benefits under the Group Contract to the Contract Holder, which date shall be no earlier than three business days following the date of delivery of the Quarterly Loss Settlement Report for such calendar quarter.

“Margin” means, as of any Profit Share Date (as defined below), $9.5 million plus interest thereon from the Effective Date (as defined below) to such Profit Share Date compounded quarterly on each March 31, June 30, September 30 and December 31 at the Base Rate.

“Market Value Adjustment” means the amount of money resulting from the application of the following formula:

Deposit - (Deposit x (1 + i)(N/365))/((l + j)(N/365)), where

“i” is the Deposit Crediting Rate, “N” is the number of days from the date of calculation of the Market Value Adjustment to the end of the calendar quarter, and “j” is the effective annual rate of interest on a Treasury Bill maturing at the end of the calendar quarter and purchased on the date of calculation of the Market Value Adjustment.

“Profit Share Account Reserves” means the greater of Statutory Reserves (as defined below) and GAAP Reserves.

“Profit Share Dates” means (i) the fifteenth anniversary of the Effective Date, (ii) each anniversary of the Effective Date thereafter up to and including the anniversary of the

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Effective Date immediately preceding the Final Profit Share Date and (iii) the Final Profit Share Date.

“Return Premium Reserves” means the reserves established by the Company in respect of the policyholder dividends payable under the Group Contract.

“Statutory Reserves” means gross reserves that satisfy the reserving requirements in all of the states in which the Company is required to file an annual statement with respect to the business underlying the Group Contract. For the avoidance of doubt, Statutory Reserves shall not include reserves established by the Company in respect of the policyholder dividends payable under the Group Contract.

ARTICLE 4

TERM AND TERMINATION

The term of this Agreement (the “Term”) shall commence at 12:01 a.m., eastern standard time, on March 31, 1998 (the “Effective Date”) and shall remain in force until the date that all obligations under the Group Contract have been discharged (the “Expiration Date”), unless earlier terminated in accordance with the following paragraph.

This Agreement may be terminated prior to the Expiration Date only with the prior written consent of both the Company and the Reinsurer, and the date of any such termination is referred to herein as the “Termination Date.”

ARTICLE 5

[This Article is intentionally left blank.]

ARTICLE 6

STATUTORY FINANCIAL CREDIT

The Reinsurer shall take all steps necessary to ensure that the Company obtains full financial statement credit in all applicable jurisdictions for the reinsurance ceded hereunder.

Where required by applicable law in order for the Company to take financial statement credit for the reinsurance provided by this Agreement, the Company shall be entitled to withhold from the Reinsurer, as security for the payment of the latter’s obligations, an amount of funds herein called the “Deposit.” The Company and the Reinsurer agree that the Deposit will be in such form and held in such manner so as to allow the Company to

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take financial statement credit for the reinsurance ceded hereunder and also allow, if possible, the Reinsurer to treat the Deposit as an admitted asset in accordance with applicable law. The Company shall withhold from the Reinsurer an amount equal to the Net Reinsurance Premium (as defined below), and the Deposit shall initially be equal to the Net Reinsurance Premium. Thereafter, the Deposit shall be (i) decreased on each Loss Settlement Payment Date by an amount equal to the Loss Settlement amounts and Should Pay Benefits that are payable by the Reinsurer to the Company on such Loss Settlement Payment Date to the extent such Loss Settlement amounts and Should Pay Benefits are not paid directly by the Reinsurer on or before such Loss Settlement Payment Date, (ii) decreased on each True-up Date (as defined below) by the True-up Amount (as defined below) payable by the Reinsurer to the Company on such True-up Date to the extent such True-up Amount is not paid directly by the Reinsurer on or before such True-up Date, (iii) increased on each Refund Date (as defined below) by the Refund Amount payable by the Company to the Reinsurer on such Refund Date to the extent such amounts are not paid directly to the Reinsurer on or before such Refund Date, (iv) decreased on each Profit Share Date by an amount equal to the 133-1/3% of the Profit Share Amount (as defined below) that is due to be paid by the Reinsurer to the Company on such day to the extent such Profit Share Amount is not paid directly by the Reinsurer on or before such Profit Share Date; (v) decreased on each Annual Expense Allowance Date (as defined below) by an amount equal to the Annual Expense Allowance (as defined below) due on such date to the extent not paid directly by the Reinsurer on or before such date; (vi) increased on the date that any additional funds are deposited by the Reinsurer with the Company by an amount equal to such additional funds, (vii) decreased on the date that any funds are withdrawn by the Reinsurer from the Company by an amount equal to such withdrawn funds and (viii) increased on the last day of each calendar quarter by interest credited at the Deposit Crediting Rate on the average daily balance of the Deposit during such calendar quarter. Commencing with the calendar quarter beginning October 1, 1998, within 45 days of the Reinsurer’s receipt of a Quarterly Reserve Report (as defined below) showing Combined Reserves at the last day of the preceding calendar quarter in excess of the Deposit at the close of business on the last day of the preceding calendar quarter, the Reinsurer shall be obligated to either (i) deposit additional funds with the Company in an amount equal to such excess or (ii) deliver to the Company a Letter of Credit in an amount equal to such excess. Commencing with the calendar quarter beginning October 1, 1998, no later than five days following the date of a Quarterly Reserve Report showing the Deposit at the close of business on the last day of the preceding calendar quarter in excess of Combined Reserves at the last day of the preceding calendar quarter, the Company shall promptly refund to the Reinsurer an amount equal to such excess.

The Reinsurer shall have the right (but not the obligation), upon 90 days’ prior written notice to the Company, to substitute a trust account (the “Trust Account”) for the Deposit. The Company shall refund the Deposit, less the Market Value Adjustment, contemporaneously with the funding of the Trust Account.

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In the event the New Jersey Commissioner of Insurance grants approval for a benefit responsive guaranteed investment contract, funding agreement, deposit agreement or deposit contract to be an asset comprising the Trust Account, the Reinsurer shall, upon the request of the Company, use its best efforts to promptly substitute a Trust Account for the Deposit. Upon a substitution pursuant to this paragraph, the Company shall refund the Deposit (without regard to the Market Value Adjustment) contemporaneously with the funding of the Trust Account.

If a Trust Account is substituted for the Deposit, the following provisions shall apply to the Reinsurer:

(1)                                  The Reinsurer shall enter into a trust agreement and establish a trust account for the benefit of the Company covering the recoverables that otherwise would be covered by the Deposit.  The trustee of the Trust Account and the trust agreement shall comply with all applicable requirements of regulatory authorities having jurisdiction over the Company.  Within 45 days of the Reinsurer’s receipt of each Quarterly Reserve Report, the Reinsurer shall either (i) adjust the assets held in the Trust Account so that the market value of such assets at the last day of the preceding calendar quarter meets or exceeds the Combined Reserves at the last day of the preceding calendar quarter and provide a certification to the Company of such fact or (ii) deliver to the Company a Letter of Credit equal to the amount by which the Combined Reserves at the last day of the preceding calendar quarter exceed the market value of such assets at the last day of the preceding calendar quarter.

(2)                                  The assets deposited in the trust account shall be valued according to their current fair market value, and shall consist only of cash (United States legal tender), certificates of deposit issued by a United States bank and payable in United States legal tender, investments of stocks and bonds listed by the NAIC’s Securities Valuation Office or any obligations issued by the State of New Jersey or any of its political subdivisions, any other form of security approved by the New Jersey Commissioner of Insurance upon formal request, or any combination of the above, provided that such investments are issued by an institution that is not the Reinsurer or the Company or the parent, subsidiary or affiliate of either the Reinsurer or the Company.

(3)                                  Prior to depositing assets with the trustee, the Reinsurer shall execute assignments, endorsements in blank, or transfer legal title to the trustee of all shares, obligations or any other assets requiring assignments, in order that the Company, or the trustee upon the direction of the Company, may whenever necessary negotiate any such assets without consent or signature from the Reinsurer or any other entity.

(4)                                  All settlements of account between the Company and the Reinsurer shall be made in cash or its equivalent.

(5)                                  The Reinsurer and the Company agree that the assets in the trust account established pursuant to this provision of this Agreement may be withdrawn by the

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Company at any time, notwithstanding any other provisions in this Agreement, and shall be utilized and applied by the Company or its successors in interest by operation of law, including without limitation any liquidator, rehabilitator, receiver or conservator of the Company, without diminution because of insolvency on the part of the Company or the Reinsurer or the inability of the Company to pay all or any part of a claim, only for the following purposes:

(a)          to reimburse the Company for the Reinsurer’s share of premiums returned to the owner of the Group Contract on account of the cancellation of the Group Contract;

(b)         to reimburse the Company for the Reinsurer’s share of Loss Settlements paid by the Company pursuant to the provisions of the Group Contract;

(c)          to fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company’s liabilities for the Group Contract ceded under this Agreement; such amount shall include, but not be limited to, amounts for policy reserves, claims and losses incurred, and unearned premium reserves; and

(d)         to pay any other amounts the Company claims are due under this Agreement (including, without limitation, Should Pay Benefits, Annual Expense Allowance and Profit Share Amounts).

(e)          to reestablish the Deposit.

(6)                                  The Reinsurer has the right to seek approval from the Company to withdraw from the aforementioned trust account all or any part of the assets contained therein and transfer such assets to the Reinsurer, provided that:

(a)          the Reinsurer shall, at the time of such withdrawal, replace the withdrawn assets with other qualified assets having a market value at least equal to the market value of the assets withdrawn so as to maintain at all times the deposit in the required amount; or

(b)         after such withdrawal and transfer, the market value of the trust account is not less than 102 percent of the required amount (i.e., the Combined Reserves).

The Company shall be the sole judge as to the application of this provision, but shall not unreasonably or arbitrarily withhold its approval.

(7)                                  The Company shall return any amount withdrawn in excess of the actual amounts required for in paragraphs (5)(a), (b) and (c) above, or in the case of paragraph (5)(d), any amounts that are subsequently determined not to be due.

7

(8)                                  The Company shall credit quarterly to the Reinsurer interest on the amounts drawn from the Trust Account and held pursuant to paragraph (5)(c) above at the prime rate of interest as reported in the Federal Reserve Bulletin.

If the Reinsurer delivers a Letter of Credit pursuant to this Agreement, such Letter of Credit may be drawn upon at any time, notwithstanding any other provisions in this Agreement, and shall be utilized by the Company or its successors in interest only for one or more of the following:

(a)          to reimburse the Company for the Reinsurer’s share of premiums returned to the owner of the Group Contract on account of the cancellation of the Group Contract;

(b)         to reimburse the Company for the Reinsurer’s share of Loss Settlements paid by the Company pursuant to the provisions of the Group Contract;

(c)          to fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company’s liabilities for the Group Contract ceded under this Agreement; such amount shall include, but not be limited to, amounts for policy reserves, claims and losses incurred, and unearned premium reserves; and

(d)         to pay any other amounts the Company claims are due under this Agreement (including, without limitation, Should Pay Benefits, Annual Expense Allowance and Profit Share Amounts).

(e)          to reestablish the Deposit.

All of the foregoing shall be applicable without diminution because of insolvency on the part of the Company or the Reinsurer. The Company shall credit to the Reinsurer quarterly interest on the amounts drawn from the Letter of Credit and held pursuant to paragraph (c) above at the prime rate of interest as reported in the Federal Reserve Bulletin.

On the earlier to occur of the Expiration Date and the Termination Date, the Company shall return to the Reinsurer the balance of any Deposit, allow the Reinsurer to withdraw the balance of any Trust Account and/or deliver to the Reinsurer any Letters of Credit and consent to the cancellation thereof.

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ARTICLE 7

LOSS SETTLEMENTS

All Loss Settlements that are paid by the Company within the terms, conditions and limitations of the Group Contract shall be unconditionally binding upon the Reinsurer.

Subject to the immediately succeeding paragraph, the Reinsurer shall pay to the Company, no later than the Loss Settlement Payment Date occurring in each calendar quarter, the Loss Settlement amount due and payable hereunder with respect to the preceding calendar quarter as reported in the Quarterly Loss Settlement Report delivered during such quarter, together with interest thereon credited at the Deposit Crediting Rate for the period, if any, from and including such Loss Settlement Payment Date to but excluding the date of payment; provided, however, if the Reinsurer has provided a Deposit or Trust Account pursuant to Article 6 hereof, the Company shall, on such Loss Settlement Payment Date, to the extent sufficient funds are available therefor, reduce the Deposit by, or withdraw from the Trust Account, as applicable, an amount equal to the Loss Settlement amount due and payable hereunder on such Loss Settlement Payment Date.

In the event the Reinsurer notifies the Company, prior to the Loss Settlement Payment Date occurring in any calendar quarter, of the Reinsurer’s good faith belief that the Loss Settlement amount reported in the Quarterly Loss Settlement Report delivered during such calendar quarter is inaccurate, (i) the Reinsurer shall promptly inform the Company that all or a portion of such Loss Settlement amount is in dispute, (ii) the Company shall promptly commence the procedures set forth in the Group Contract for resolving inaccuracies in Line 6 Amounts and (iii) the Reinsurer may either (A) delay payment of the disputed portion of such Loss Settlement amount (the “Disputed Portion”) until such time as the Loss Settlement amount is (x) determined to be the Loss Settlement amount reported in such Quarterly Loss Settlement Report, in which case the Reinsurer will promptly pay the Disputed Portion with interest thereon from and including the Loss Settlement Payment Date applicable to such calendar quarter to but excluding the date the Disputed Portion is actually paid at a rate equal to the Deposit Crediting Rate (the Disputed Portion plus such interest being referred to herein as the “True-up Amount” and the date of such payment being referred to herein as the “True-up Date”), (y) determined to be the undisputed portion of the Loss Settlement amount reported in the Quarterly Loss Settlement Report, in which case the Company will deliver a revised Quarterly Loss Settlement Report setting forth the corrected Loss Settlement amount and no further payments will be owed in respect of such Quarterly Loss Settlement Report or (z) determined to be an amount other than the Loss Settlement amount reported in the Quarterly Loss Settlement Report or the undisputed portion of such Loss Settlement amount, in which case the Company will deliver a revised Quarterly Loss Settlement Report setting forth the corrected Loss Settlement amount and appropriate payments (including interest at the Deposit Crediting Rate) will be made to put the parties in the position they would have been in had the corrected Loss Settlement amount been the Loss Settlement amount reported in the Quarterly Loss Settlement Report, taking into account the Reinsurer’s prior payment of the undisputed portion of the Loss Settlement amount (such payments constituting True-up Amounts if paid by the Reinsurer and Refund Amounts (as defined below) if paid by the Company) or (B) make payment of the Loss

9

Settlement amount and (x) if the Loss Settlement amount is determined to be the Loss Settlement amount reported in the Quarterly Loss Settlement Report, no further payments will be owed in respect of such Quarterly Loss Settlement Report or (y) if the Loss Settlement amount is determined to be an amount less than the Loss Settlement amount reported in the Quarterly Loss Settlement Report, the Company will deliver a revised Quarterly Loss Settlement Report for such calendar quarter setting forth the corrected Loss Settlement amount and will pay to the Reinsurer an amount equal to the difference between the original Loss Settlement amount and the corrected Loss Settlement amount, with interest on such amount from and including the Loss Settlement Payment Date applicable to such calendar quarter to but excluding the date such amount is paid by the Company at a rate equal to the Deposit Crediting Rate (such amount being referred to herein as the “Refund Amount” and the date of such payment being referred to herein as the “Refund Date”).

In the event the Reinsurer notifies the Company, following the Loss Settlement Payment Date occurring in any calendar quarter, of the Reinsurer’s good faith belief that the Loss Settlement amount reported in the Quarterly Loss Settlement Report delivered during such calendar quarter was inaccurate, (i) the Company shall promptly commence the procedures set forth in the Group Contract for resolving inaccuracies in Line 6 Amounts and (ii) if the Loss Settlement amount is determined to be an amount less than the Loss Settlement amount reported in such Quarterly Loss Settlement Report, the Company will deliver a revised Quarterly Loss Settlement Report for such calendar quarter setting forth the corrected Loss Settlement amount and will pay to the Reinsurer an amount equal to the difference between the original Loss Settlement amount and the corrected Loss Settlement amount, with interest on such amount from and including the Loss Settlement Payment Date applicable to such calendar quarter to but excluding the date such amount is paid by the Company at a rate equal to the Deposit Crediting Rate (such payment constituting a Refund Amount).

The Company and the Reinsurer will deliver copies of all notices and reports delivered by it pursuant to this Article to any retrocessionaire of the Reinsurer designated in writing to the Company.

ARTICLE 8

REPORTS AND REMITTANCES

1.               Each calendar quarter, within three business days after the Company’s receipt of a Benefits Paid Report from the Contract Holder, the Company shall furnish to the Reinsurer and to any retrocessionaire of the Reinsurer designated in writing to the Company by the Reinsurer (a) a copy of such Benefits Paid Report and (b) a report in substantially the form of Schedule 1 hereto (the “Quarterly Loss Settlement Report”) which shall include the Loss Settlements payable by the Company under the Group

10

Contract during such calendar quarter.  The Quarterly Loss Settlement Report shall also set forth the Loss Settlement Payment Date for such calendar quarter.

2.               Within 45 days, or as reasonably practicable thereafter, after the close of each calendar quarter, the Company shall furnish to the Reinsurer and to any retrocessionaire of the Reinsurer designated in writing to the Company by the Reinsurer a report in substantially the form of Schedule II hereto (the “Quarterly Reserve Report”) which shall include the following information:

(a)          Statutory Reserves and Return Premium Reserves at the end of such calendar quarter;

(b)         Base Rate applicable to such calendar quarter;

(c)          withdrawals from and deposits to funds withheld during such calendar quarter, and the balance of the Deposit at the end of such calendar quarter; and

(d)         copies of any other reports that the Reinsurer may reasonably request in order to properly monitor the Group Contract.

3.               All amounts due and payable under this Agreement to the Reinsurer shall be remitted directly to the bank account designated for that purpose by the Reinsurer, and all amounts due and payable under this Agreement to the Company shall be remitted directly to the bank account designated for that purpose by the Company.

ARTICLE 9

REINSURANCE PREMIUM

A premium of $77,777,778 (the “Reinsurance Premium”) shall be payable by the Company to the Reinsurer on April 17, 1998. The Reinsurance Premium, net of the federal excise tax allowed by the Reinsurer hereunder, is referred to herein as the “Net Reinsurance Premium.”

ARTICLE 10

RESERVES

Combined Reserves shall be reasonably determined by the Company; provided, however, the Reinsurer will have right to require that an independent actuary mutually agreeable to the Company and the Reinsurer determine the Combined Reserves if the Reinsurer deems that the Combined Reserves determined by the Company are unreasonable. The cost of

11

any such independent actuary up to and including $25,000 shall be borne by the Company, and the cost of any such independent actuary in excess of $25,000 shall be borne equally by the Reinsurer and the Company.

GAAP Reserves shall be reasonably determined by the Reinsurer.

ARTICLE 11

EXPENSE ALLOWANCE

An annual expense allowance (the “Annual Expense Allowance”) in the amount of $15,000 shall be payable by the Reinsurer to the Company annually in advance (i) no later than 25 days following the Effective Date and (ii) on each anniversary of the Effective Date during the Term (each, an “Annual Expense Allowance Date”); provided, however, the amount of the Annual Expense Allowance shall be adjusted on the fifth anniversary of the Effective Date and every five years thereafter to reflect the cumulative change in the consumer price index, as reasonably determined by the Company based on data published by The Bureau of Labor Statistics, during such five-year period.

ARTICLE 12

TAXES

The Company will pay all taxes on premiums reported to the Reinsurer hereunder. The Reinsurer agrees to allow for the purpose of paying the federal excise tax one percent of the Reinsurance Premium to the extent the Reinsurance Premium is subject to the federal excise tax. In the event any Profit Share Amounts become due hereunder, the Reinsurer will deduct the aforesaid percentage from the Profit Share Amounts payable hereunder, and the Company or its agent shall be responsible for recovering the tax from the United States Government.

ARTICLE 13

PROFIT SHARE ACCOUNT; PAYMENT OF PROFIT SHARE AMOUNT

A notional profit share account (the “Profit Share Account”) shall be calculated by the Reinsurer as described below as of the end of each calendar quarter throughout the Term.

An amount equal to the Net Reinsurance Premium shall be credited to the Profit Share Account as of April 17, 1998. Thereafter, the balance of the Profit Share Account (the “Profit Share Account Balance”) shall be equal to (i) at the close of business on the last day of the first calendar quarter following the Effective Date (i,e., June 30, 1998), an amount equal to the Net Reinsurance Premium plus interest credited at the Base Rate on

12

the average daily balance of the Profit Share Account during such calendar quarter and (ii) at the close of business on the last day of each subsequent calendar quarter, the Profit Share Account Balance at the close of business on the last day of the previous calendar quarter plus interest credited at the Base Rate on the average daily balance of the Profit Share Account during such calendar quarter minus Loss Settlements paid by the Reinsurer during such calendar quarter minus True-up Amounts paid by the Reinsurer during such calendar quarter minus 133-1/3% of any Profit Share Amount paid by the Reinsurer during such calendar quarter plus Refund Amounts paid by the Company during such calendar quarter. For purposes of calculating the interest referred to in the preceding sentence: (i) Loss Settlements shall be debited from the Profit Share Account on the applicable Loss Settlement Payment Date; (ii) True-up Amounts shall be debited from the Profit Share Account on the applicable True-up Date; (iii) 133-1/3% of the Profit Share Amount shall be debited from the Profit Share Account on the applicable Profit Share Date; (iv) Refund Amounts shall be credited to the Profit Share Account on the applicable Refund Date and (iii) interest shall be credited to the Profit Share Account on the last day of each calendar quarter.

Within 90 days of each Profit Share Date, the Reinsurer shall pay to the Company an amount (the “Profit Share Amount”) equal to (i) 75% x (the Profit Share Account Balance at such Profit Share Date minus the Profit Share Account Reserves at such Profit Share Date minus the Margin at such Profit Share Date) minus (ii) Unreimbursed Should Pay Benefits paid by the Reinsurer since the immediately preceding Profit Share Date.

ARTICLE 14

FOLLOW THE FORTUNES; AMENDMENT OF
GROUP CONTRACT AND INDEMNIFICATION AGREEMENT

The liability of the Reinsurer shall be subject to all the terms, conditions and limitations of the Group Contract as in effect on the Effective Date or as thereafter amended in accordance with the terms hereof, it being the intention that the Reinsurer shall, in every respect, follow the fortunes of the Company as if it had been a party to the Group Contract.

The Company shall not amend or alter the Group Contract or the Indemnification Agreement in any way without the prior written consent of the Reinsurer. The Company shall not waive any of its rights under the Indemnification Agreement without the prior written consent of the Reinsurer.

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ARTICLE 15

RIGHT OF OFFSET

The Company and the Reinsurer may offset any balance or amount due from one party to the other under this Agreement or under any other Agreement which may cancel and replace this Agreement.  For the avoidance of doubt, application of the offset will not be deemed to constitute a diminution in the event or insolvency.

ARTICLE 16

ERRORS AND OMISSIONS

Any inadvertent act, delay, omission or error by the Company or the Reinsurer shall not relieve either party of any liability under this Agreement, provided that such act, delay, omission, or error is rectified as soon as possible after discovery.

ARTICLE 17

CURRENCY

All amounts in this Agreement are expressed in United States Dollars and all payments shall be made in such currency.

ARTICLE 18

GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to its conflicts of laws doctrine.

ARTICLE 19

ARBITRATION

Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or invalidity thereof shall be submitted to arbitration to be conducted in New York City, pursuant to the following procedures and the then-current Commercial Rules of the American Arbitration Association (to the extent such rules are not inconsistent with the following procedures). The board of arbitration shall be composed of two arbiters and an umpire, who shall be active or retired disinterested officials of insurance or reinsurance companies; provided, no arbiter or umpire may be a present or former officer, director, employee, attorney or consultant of either party or its affiliates.

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To initiate arbitration, a party (the “Claimant”) shall notify the other party (the “Respondent”) in writing of its desire to arbitrate, stating the nature of its dispute, the remedy sought and the identity of its chosen arbiter, and shall request that the Respondent appoint and identify its own arbiter.  After each party appoints its arbiter, the two arbiters shall choose an umpire before instituting the hearing.  If the Respondent fails to appoint its arbiter within four weeks after being requested to do so by the Claimant, the latter shall also appoint the second arbiter. If the two arbiters fail to agree on the appointment of an umpire within four weeks after the nomination of the Respondent’s arbiter, the umpire shall be chosen by the President of the American Arbitration Association (or his designee) and shall be a person meeting the qualifications set forth above.

The Claimant shall submit its initial brief within 20 days from the employment of the umpire. The Respondent shall submit its brief within 20 days thereafter, and the Claimant may submit a reply brief within 10 days after the filing of the Respondent’s brief. The board shall make its decision with regard to the customary usage of the insurance and reinsurance business. The board is released from all judicial formalities and may abstain from the strict rules of the law, interpreting this Agreement as an honorable undertaking, rather than merely a legal obligation. The board shall make its decision, describing its reasons therefor in writing, within 30 days following the termination of the hearings, unless the parties consent to an extension. A majority decision of the board shall be final and binding upon the parties to the proceedings. The judgment upon the award entered by the arbiters may be entered in any court of proper jurisdiction and may be enforced in any such court. The board may alter the time periods contained in this Article for good cause.

Each party shall bear the expense of its own arbiter and shall jointly and equally bear with the other party the expense of the umpire.  The remaining costs of the arbitration proceedings, if any, shall be allocated by the board.

The procedures specified in this Article shall be the sole and exclusive procedures for the resolution of irreconcilable disputes between the parties arising out of or relating to this Agreement; provided, however, that a party may seek a preliminary injunction or other preliminary judicial relief if, in its judgment, such action is necessary to avoid irreparable damage.  Despite such action, the parties will continue to participate in good faith in the procedures specified in this Article.  All applicable statutes of limitation shall be tolled while the procedures specified in this Article are pending. The parties will take such action, if any, required to effectuate such tolling.

This Article shall survive the termination of this Agreement.

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ARTICLE 20

INSOLVENCY

In the event of the receivership of the Company, the amounts owing by the Reinsurer under this Agreement shall be payable by the Reinsurer directly to the receiver, after reasonable provision for verification, on the basis of claims allowed against the Company by any court of competent jurisdiction having authority to allow such claims or allowed by the receiver as a result of the conclusion of the claim filing, approval and appeal process before the receiver. Notwithstanding anything herein to the contrary, payment shall be made without diminution because of such insolvency or because the receiver has failed to pay all or a portion of any claims. The receiver shall give or arrange to give to the Reinsurer written notice of the pendency of a claim against the Company within a reasonable period of time after the initiation of the receivership. Failure to give such notice shall not excuse the obligation of the Reinsurer unless it is substantially prejudiced thereby. The Reinsurer may interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or the receiver. The reasonable expense thus incurred by the Reinsurer shall be payable, subject to court approval, out of the estate of the Company as part of the expense of the receivership to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Payments by the Reinsurer shall be made directly to the receiver of the Company except where the Agreement specifically provides another payee of such reinsurance in the event of insolvency of the Company.

ARTICLE 21

RIGHT OF INSPECTION

1.               The Reinsurer or its duly appointed representatives and any retrocessionaire of the Reinsurer or its duly appointed representatives may at any time during normal office hours have free access to and may take copies of all relevant records and papers of the Company or its agents which relate to the Group Contract. It is agreed that such rights of inspection shall continue until all obligations under this Agreement have been discharged.

2.               The Company shall procure equivalent rights of inspection, including the right to take copies, of the records of the Contract Holder in respect of the Group Contract as those detailed in paragraph 1 above together with the irrevocable consent of the Contract Holder to disclose such records to the Reinsurer or its duly appointed representatives.

3.               Upon the request of the Reinsurer, the Company shall exercise its rights of audit under the Group Contract.

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ARTICLE 22

AMENDMENTS AND ALTERATIONS

This Agreement may be changed, altered or amended as the parties may agree, provided such change, alteration or amendment is evidenced in writing or by endorsement executed by the Company and the Reinsurer.

17

ARTICLE 23

ASSIGNMENT

Neither party may assign or transfer any rights, interests or obligations under this Agreement to any person or entity without the written consent of the other party, and any effort to so assign or transfer such rights, interests or obligations without the consent of the other party shall be null and void.

ARTICLE 24

NO THIRD PARTY RIGHTS

This Agreement is solely between the Company and the Reinsurer, and in no instance shall any other party have any rights under this Agreement.

ARTICLE 25

NO IMPLIED WAIVER

The failure of any party to enforce any of the provisions herein shall not be construed to be a waiver of the right of such party to enforce any such provision.

ARTICLE 26

NOTICES

Any notice in writing to be given pursuant to this Agreement shall be by facsimile, letter (registered mail if sent by post), or internationally recognized courier.

Any such notice will take effect, in the case of a facsimile, at the time of receipt, and in the case of a letter sent by post or courier, at the time of delivery. Any notice not by letter shall be confirmed by letter but the failure to send or receive such letter will not invalidate the original communication.

The address and contact details for each of the Company and the Reinsurer are as follows:

18

The Company:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

290 West Mt. Pleasant Avenue

Livingston, NJ 07039-2729

Attn: Vice President & Controller, Group Life & Disability

Telephone: 973-548-6340

Fax: 973-548-6304

with a copy to:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

290 West Mt. Pleasant Avenue

Livingston, NJ 07039-2729

Attn: Chief Legal Officer, Group Life and Disability

Telephone: 973-548-6580

Fax: 973-548-6575

The Reinsurer:

For purposes of Article 8 reports:

A.C.E. INSURANCE COMPANY, LTD.

P.O. Box HM 1015

Hamilton HM DX

Bermuda

Attn: Claims Department

Telephone: 441-295-5200

Fax: 441-292-2456

For all other purposes:

A.C.E. INSURANCE COMPANY, LTD.

P.O. Box HM 1015

Hamilton HM DX

Bermuda

Attn: Financial Lines Underwriting Department

Telephone: 441-295-5200

Fax: 441-292-8677

Each party shall promptly notify the other party any change in its address or contact details.

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ARTICLE 27

RELATED PERSON INSURANCE INCOME

The Company represents that (i) it does not own, directly or indirectly, any shares of ACE Limited, (ii) no person that controls the Company through direct or indirect ownership of 50% or more (by vote or value) of the capital stock of the Company (a “Controlling Person”) owns any shares of ACE Limited and (iii) no person that is controlled by the Company through direct or indirect ownership of 50% or more (by vote or value) of that person (a “Controlled Person”) owns any shares of ACE Limited.

The Company agrees that, during the Term, it will not purchase, and it will not permit any Controlled Person to purchase, any shares of ACE Limited.

20

SIGNING SCHEDULE

Attaching to and forming part of this Agreement

In witness whereof this Agreement is signed on behalf of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Name:
Title:
Date:

A.C.E. INSURANCE COMPANY, LTD.

By:
Name:
Title:
Date:

21

REINSURANCE AGREEMENT

between

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

and

A.C.E. INSURANCE COMPANY, LTD.

ANNEX A

[GROUP CONTRACT NO. SG-93191-VA]

ANNEX B

[INDEMNIFICATION AGREEMENT]

SCHEDULE I

QUARTERLY LOSS SETTLEMENT REPORT

FOR THE      QUARTER

Date of Delivery of this Report:                               /      /

Loss Settlement Payment Date:                                /      /

PART I: AMOUNT DUE THE CONTRACT HOLDER

Covered Benefits Due Contract Holder (from Benefits Paid Report, Part A, line 6)			$

(attached completed Benefits Paid Report)

PART II: AMOUNTS DUE THE COMPANY

1.	Should Pay Benefits
	a.	Should Pay Benefits paid, current quarter	$
	b.	Amount of a. in excess of $100,000 for this Contract Year	$
	c.	Amount remaining of $250,000 aggregate limit	$
	d.	Amount due Company, before offset (lesser of (b) & (c))	$
	e.	Amount of a., if any, included in Part I above	$
	f.	Net Liability (Asset) for Should Pay Benefits (d) – (e)	$
	g.	New Amount Remaining of $250,000 limit (c) – (d)	$
	h.	Amount due from Columbia Energy Group (“CEG”) to Company	$
	i.	Amount of h. not paid by CEG due to insolvency of CEG	$
	j.	Total Liability (Asset) for Should Pay Benefits (f) + (i)	$

1.	Mandated Benefits
	a.	Amount due from CEG to the Company	$
	b.	Amount not paid by CEG due to insolvency of CEG	$
	c.	Amount of a., if any, included in Part I above	$
	d.	Total Liability (Asset) for Mandated Benefits (b) (c)	$

2.	True-Up (Refund) Amounts due Company (Reinsurer)		$
3.	Expense Allowance (if contract anniversary)		$
4,	Fees and Expenses of Impartial Party		$
5.	Amount Due the Company(I+II.1(j)+II.2(d)+II.3+II.4+II.5)		$
6.	Per diem interest at Deposit Crediting Rate		$

SCHEDULE II

QUARTERLY RESERVE REPORT

FOR THE      QUARTER

1.	Statutory Reserves (exc. Return Premium Reserves)	$
2.	Return Premium Reserves	$
3.	Combined Reserves (1+2)	$
4.	Base Rate		%
5.	Withdrawal from (deposit to) Funds Withheld	$
6.	Funds Withheld, end of quarter	$
7.	Trust Account, end of quarter	$
8.	Letters of Credit, end of quarter	$
9.	Profit Share Account, end of quarter	$

FIRST AMENDMENT

This First Amendment to Reinsurance Agreement (this “Amendment”), dated as of January 1, 2000, is entered into between The Prudential Insurance Company of America (hereinafter the “Company”) and ACE Capital Re Overseas Ltd. (formerly, KRE Reinsurance Ltd.)  (hereinafter the “Reinsurer”) with respect to the Reinsurance Agreement (as defined below).

WHEREAS, the Company and ACE Bermuda Insurance Ltd. (formerly, A.C.E. Insurance Company, Ltd.) (the “Original Reinsurer”) entered into a Reinsurance Agreement dated as of March 31, 1998 (the “Reinsurance Agreement”); and

WHEREAS, pursuant to an Assignment Agreement among the Company, the Reinsurer and the Original Reinsurer effective as of the date hereof, the Reinsurer has assumed all of the rights and obligations of the Original Reinsurer under the Reinsurance Agreement;

WHEREAS, the Company and the Reinsurer desire to amend the Reinsurance Agreement as set forth below.

NOW, THEREFORE, the parties agree as follows:

1.               Effective as of March 31, 1998, clause (iv) of Article 6 of the Reinsurance Agreement shall be amended by deleting the words which are struck out below:

“(iv) decreased on each Profit Share Date by an amount equal to the 133 1/3% of the Profit Share Amount (as defined below) that is due to be paid by the Reinsurer to the Company on such day to the extent such Profit Share Amount is not paid directly by the Reinsurer on or before such Profit Share Date;”

2.               Effective as of September 30, 1999, Article 13 of the Reinsurance Agreement shall be amended by deleting the last paragraph thereof and substituting in lieu thereof the following:

Within 90 days of each Profit Share Date, the Reinsurer shall calculate an amount (the “Profit Share Amount”) equal to (i) 75% x (the Profit Share Account Balance at such Profit Share Date minus the Profit Share Account Reserves at such Profit Share Date minus the Margin at such Profit Share Date) minus (ii) Unreimbursed Should Pay Benefits paid by the Reinsurer since the immediately preceding Profit Share Date. For the avoidance of doubt, the Profit Share Amount may be a negative amount.

Within 90 days of each Profit Share Date, the Reinsurer shall pay to the Company an amount (the “Combined Profit Share Amount”) equal to the sum of the Profit Share Amount and the Profit Share Amount under and as defined in the Quota Share Reinsurance Agreement dated as of September 30, 1999 entered into by and between the Company and ACE Capital Re Overseas Ltd.

3.               Effective as of September 30, 1999, Article 12 of the Reinsurance Agreement shall be amended by changing each reference therein to “Profit Share Amount” to “Combined Profit Share Amount”.

4.               Effective as of January 1, 2000, the Reinsurance Agreement shall be amended by deleting Article 27 thereto and adding the following new Article 27:

ARTICLE 27

DAC TAX ELECTION

The Company and the Reinsurer hereby agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 1992 (as amended, supplemented or corrected and in effect as of the effective date of this Agreement, the “Regulations”) under Section 848 of the Internal Revenue Code of 1986, as amended (the “Code”). This election shall be effective for 2000 and for all subsequent taxable years for which this Agreement remains in effect.

1.                                       The term “party” will refer to either the Company or the Reinsurer, as appropriate.

2.                                       The terms used in this Article are defined by reference to Section 1.848-2 of the Regulations.

3.                                       The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(l) of the Code.

4.                                       Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

5.                                       The Company will submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Company stating that the Company will report such net consideration in its tax return for the preceding calendar year.

6.                                       The Reinsurer may contest such calculation by providing an alternative calculation to the Company in writing within 30 days of the Reinsurer’s receipt of the Company’s calculation.  If the Reinsurer does not so notify the Company, the Reinsurer will

2

report the net consideration as determined by the Company in the Reinsurer’s tax return for the previous calendar year.

7.                                       If the Reinsurer contests the Company’s calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Reinsurer submits its alternative calculation.  If the Company and the Reinsurer reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

8.                                       Both parties agree to make the election contemplated by this Article 27 by timely attaching to their tax returns the schedule required by Section 1.848-2(g)(8)(ii) of the Regulations.

5.               Effective as of January 1, 2000, the Reinsurance Agreement shall be amended by adding an Article 28 thereto as follows:

ARTICLE 28

SUBMISSION TO JURISDICTION

The Reinsurer hereby submits to the jurisdiction of the board of arbitration described above and the courts of the State of New York (for the purpose of enforcing the parties’ agreement to arbitrate or to enforce an award of the board of arbitration) and agrees to comply with all requirements necessary to give such board and such courts jurisdiction over the Reinsurer. The Reinsurer hereby appoints as its agent for service of process ACE Capital Re Inc., 1325 Avenue of the Americas, New York, New York, 10019.

6.               Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, exclusions or limitations of the Reinsurance Agreement and Annexes attached thereto except as expressly stated herein.

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7.               This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. All signatures of parties to this Amendment may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces and will be binding upon such party.

IN WITNESS WHEREOF, this Amendment has been executed by the following individuals duly authorized to act on behalf of the parties.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By/Title:

ACE CAPITAL RE OVERSEAS LTD. (formerly, KRE Reinsurance Ltd.)

By/Title:

4

Exhibit B

ASSIGNMENT AGREEMENT

This Assignment Agreement (“Assignment Agreement”), effective as at 12:01 A.M. Eastern Standard Time on January 1, 2000 (“Effective Date”), is made and entered into by and between ACE Bermuda Insurance Ltd. (formerly, A.C.E. Insurance Company, Ltd.) (hereinafter “ACE”), The Prudential Reinsurance Company of America (hereinafter “Prudential”) and ACE Capital Re Overseas Ltd. (formerly, KRE Reinsurance Ltd.) (hereinafter “ACRO”) (ACE, Prudential and ACRO are collectively referred to hereinafter as the “Parties”).

WITNESSETH:

WHEREAS, ACE (as the reinsurer) and Prudential (as the reinsured) entered into a reinsurance agreement dated as of March 31, 1998 (the “Reinsurance Agreement”) a copy of which is attached hereto as Exhibit A, wherein Prudential ceded to ACE and ACE assumed from Prudential certain liabilities of Prudential under a medical care benefits stop loss policy issued by Prudential to the Columbia Energy Group and certain of its subsidiaries; and

WHEREAS, ACE and ACRO entered into an excess of loss retrocession agreement dated as of March 31, 1998 (the “EOL Agreement”), wherein ACRO assumed substantially all of the liabilities of ACE under the Reinsurance Agreement; and

WHEREAS, pursuant to a Termination Agreement, dated as of the Effective Date hereof, ACE and ACRO have agreed to terminate the EOL Agreement; and

WHEREAS, the Parties hereto wish to substitute, with effect from the Effective Date, ACRO for ACE as the reinsurer under the Reinsurance Agreement.

NOW, THEREFORE, in consideration of the above stated premises and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties hereby agree as follows:

1.               By way of this Assignment Agreement, with effect from the Effective Date, ACRO shall replace ACE for all purposes under the Reinsurance Agreement as though it were the named reinsurer thereunder.

2.               As of the Effective Date, ACRO shall assume all of the present and future liabilities and obligations of ACE under the Reinsurance Agreement and shall be substituted for ACE, in ACE’s name, place and stead, as the reinsurer thereon so as to effect an assignment of the Reinsurance Agreement, and ACE shall be simultaneously released from any and all present and future liabilities or obligations thereunder.

3.               As of the Effective Date, ACRO shall be entitled to all of the rights of ACE under the Reinsurance Agreement, and shall be entitled to enforce all such rights in the name, place and stead of ACE.

Columbia Assignment Agreement

Between ACR, Prudential and ACRO

4.               As of the Effective Date, Prudential shall be entitled to and shall disregard ACE as a party to the Reinsurance Agreement and shall be entitled to and shall treat ACRO as if it had been the named reinsurer thereunder.

5.               As of the Effective Date, Prudential shall be entitled to and shall file claims arising under the Reinsurance Agreement directly with ACRO.

6.               In consideration for this Assignment Agreement, all right, title and interest in the Deposit (as defined in the Reinsurance Agreement) held by Prudential as security for payment of the reinsurer’s obligations under the Reinsurance Agreement are assigned by ACE to ACRO as of the Effective Date.

7.               ACRO agrees to indemnify, defend and hold harmless ACE and its officers, employees and successors from, against, for and in respect of any and all Losses which any of them may sustain on or after the Effective Date based upon, arising out of or otherwise in respect of the Reinsurance Agreement.  As used in this section, “Losses” means any and all claims, counterclaims, losses, liabilities, damages, judgments, deficiencies, costs or expenses (including, without limitation, interest, penalties, fines, forfeitures, costs of investigation and reasonable attorneys’ fees and related costs).

8.               This Assignment Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to its conflict of laws doctrine.

9.               Any dispute, controversy or claim arising out of or relating to this Assignment Agreement shall be subject to arbitration in accordance with the provisions of Article 19 of the Reinsurance Agreement.

10.         This Assignment Agreement shall not alter, amend or in any way limit the terms and provisions of the Reinsurance Agreement except to the extent stated herein.

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11.         This Assignment Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Assignment Agreement has been executed by the following individuals duly authorized to act on behalf of the parties;

On Behalf of:	On Behalf of:

ACE Bermuda Insurance Ltd.	The Prudential Insurance Company of America

By:	By:
Name:	Name:
Title:	Title:

On Behalf of:

ACE Capital Re Overseas Ltd.

By:
Name:
Title:

3

Exhibit A

[Reinsurance Agreement]

4

Exhibit C

QUOTA SHARE REINSURANCE AGREEMENT

This Quota Share Reinsurance Agreement (as the same may be amended from time to time in accordance with the terms hereof, this “Agreement”) is made and entered into as of September 30, 1999 by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a mutual insurance company organized under the laws of the State of New Jersey (the “Company”), and ACE CAPITAL RE OVERSEAS LTD. (formerly, KRE Reinsurance Ltd.), an insurance company organized under the laws of Bermuda (the “Reinsurer”).

ARTICLE 1

REINSURANCE COVERAGE

In consideration of the Reinsurance Premium (as defined below) and subject to the terms, conditions and limitations hereinafter set forth, the Reinsurer agrees to indemnify the Company for all Loss Settlements (as defined below) paid by the Company to the Contract Holder (as defined below) under group contract no. SG-93191-VA-2 (the “Group Contract”), a copy of which is attached hereto as Annex A.

ARTICLE 2

SHOULD PAY BENEFIT COVERAGE

In consideration of the Reinsurance Premium and subject to the terms, conditions and limitations hereinafter set forth, the Reinsurer also agrees to indemnify the Company for all amounts paid by the Company that are determined pursuant to the Indemnification Agreement (as defined below) to be Should Pay Benefits (as defined in the Indemnification Agreement), to the extent the aggregate amount of Should Pay Benefits exceeds $100,000 per Contract Year (as defined in the Indemnification Agreement); provided, however, that the Reinsurer’s liability under this Article 2 shall not exceed $250,000 in the aggregate. In addition and notwithstanding the preceding sentence, the Reinsurer shall indemnify the Company for Should Pay Benefits payable by Columbia Energy Group pursuant to the Indemnification Agreement if, and to the extent that, Columbia Energy Group fails to pay such Should Pay Benefits by reason of the occurrence of the insolvency, receivership, liquidation or reorganization of Columbia Energy Group (the “Unreimbursed Should Pay Benefits”).

ARTICLE 3

DEFINITIONS

All words and phrases that have a capitalized initial letter in this Agreement have a special meaning which is either introduced in certain Articles, defined below or defined by reference to certain other agreements and which shall include the plural as well as the singular.

“Applicable Source” means the Wall Street Journal, any successor publication thereto or any publication mutually agreed to by the Company and the Reinsurer.

“Base Rate” means, for each calendar quarter during the Term (as defined below), an effective annual rate determined in accordance with the formula “D/(1-D)”, where “D” is expressed as a decimal and is equal to the rate of discount for the Treasury Bill that matures closest to the 90th day after the first calendar day of such quarter, as reported under the “ask” column in the Applicable Source on the first business day of such calendar quarter.

“Benefits Paid Report” means a report prepared and delivered by the Contract Holder to the Company each calendar quarter showing benefits paid by the Contract Holder under the Plan (as defined in the Group Contract) during the preceding calendar quarter that are covered under the Group Contract, which report shall be in substantially the form of Exhibit F to the Group Contract.

“Combined Reserves” means the sum of Statutory Reserves and Return Premium Reserves (as each such term is defined below).

“Contract Holder” means Columbia Energy Group Master Trust.

“Covered Benefits” means benefits payable to the Contract Holder pursuant to the terms of the Group Contract.

“Deposit Crediting Rate” means the Base Rate plus 60 basis points.

“Final Profit Share Date” means the last day of the calendar quarter in which the number of Beneficiaries (as defined in the Group Contract) falls below one.

“GAAP Reserves” means the policy and claim and related liabilities established in accordance with generally accepted accounting principles in the United States.

“Indemnification Agreement” means the agreement dated as of September 30, 1999 between the Company and Columbia Energy Group, as the same is in effect on the date hereof or as the same may be modified in accordance with the terms hereof, a copy of which is attached hereto as Annex B.

“Initial Cohort Reinsurance Agreement” means the reinsurance agreement dated as of March 31, 1998 originally entered into by and between the Company and ACE Bermuda Insurance Ltd., a copy of which is attached hereto as Annex C-l, which reinsurance agreement was subsequently assigned by ACE Bermuda Insurance Ltd. to the Reinsurer, a copy of the assignment agreement effecting such assignment is attached hereto as Annex C-2, as such reinsurance agreement is amended by the first amendment thereto dated as of January 1, 2000, a copy of such amendment is attached hereto as Annex C-3, and as such reinsurance agreement may be further amended or modified from time to time.

“Indemnification Amounts” means amounts payable by Columbia Energy Group to the Company in respect of Mandated Benefits pursuant to the Indemnification Agreement, whether or not actually paid; provided, however, that Indemnification Amounts shall not include amounts payable by Columbia Energy Group to the Company in respect of Mandated Benefits pursuant to the Indemnification Agreement that are not paid by reason of the occurrence of the insolvency, receivership, liquidation or reorganization of Columbia Energy Group.

“Letter of Credit” means a clean, irrevocable and unconditional letter of credit in favor of the Company issued or confirmed by a bank, and in a form, that complies with all applicable requirements for financial statement credit of regulatory authorities having jurisdiction over the Company.

“Loss Settlement” means Covered Benefits, fees and expenses of the Impartial Party (as defined in the Group Contract) and Mandated Benefits, in each case, paid by the Company less Indemnification Amounts.

“Loss Settlement Payment Date” means, with respect to any calendar quarter, the date on which the Company pays benefits under the Group Contract to the Contract Holder, which date shall be no earlier than three business days following the date of delivery of the Quarterly Loss Settlement Report for such calendar quarter.

“Margin” means, as of any Profit Share Date (as defined below), $4.5 million plus interest thereon from the Effective Date (as defined below) to such Profit Share Date compounded quarterly on each March 31,  June 30, September 30 and December 31 at the Base Rate.

“Market Value Adjustment” means the amount of money resulting from the application of the following formula:

Deposit – (Deposit x (1 + i)(N/365))/((l + j)(N/365)), where

“i” is the Deposit Crediting Rate, “N” is the number of days from the date of calculation of the Market Value Adjustment to the end of the calendar quarter, and “j” is the effective annual rate of interest on a Treasury Bill maturing at the end of the calendar quarter and purchased on the date of calculation of the Market Value Adjustment.

“Profit Share Account Reserves” means the greater of Statutory Reserves (as defined below) and GAAP Reserves.

“Profit Share Dates” has the meaning ascribed thereto in the Initial Cohort Reinsurance Agreement.

“Return Premium Reserves” means the reserves established by the Company in respect of the policyholder dividends payable under the Group Contract.

“Statutory Reserves” means gross reserves that satisfy the reserving requirements in all of the states in which the Company is required to file an annual statement with respect to the business underlying the Group Contract. For the avoidance of doubt, Statutory Reserves shall not include reserves established by the Company in respect of the policyholder dividends payable under the Group Contract.

ARTICLE 4

TERM AND TERMINATION

The term of this Agreement (the “Term”) shall commence at 12:01 a.m., eastern standard time, on September 30, 1999 (the “Effective Date”) and shall remain in force until the date that all obligations under the Group Contract have been discharged (the “Expiration Date”), unless earlier terminated in accordance with the following paragraph.

This Agreement may be terminated prior to the Expiration Date only with the prior written consent of both the Company and the Reinsurer, and the date of any such termination is referred to herein as the “Termination Date.”

ARTICLE 5

[This Article is intentionally left blank.]

ARTICLE 6

STATUTORY FINANCIAL CREDIT

The Reinsurer shall take all steps necessary to ensure that the Company obtains full financial statement credit in all applicable jurisdictions for the reinsurance ceded hereunder.

Where required by applicable law in order for the Company to take financial statement credit for the reinsurance provided by this Agreement, the Company shall be entitled to withhold from the Reinsurer, as security for the payment of the latter’s obligations, an amount of funds herein called the “Deposit.” The Company and the Reinsurer agree that the Deposit will be in such form and held in such manner so as to allow the Company to take financial statement credit for the reinsurance ceded hereunder and also allow, if possible, the Reinsurer to treat the Deposit as an admitted asset in accordance with applicable law.

The Company shall withhold from the Reinsurer an amount equal to the Reinsurance Premium (as defined below), and the Deposit shall initially be equal to the Reinsurance Premium. Thereafter, the Deposit shall be (i) decreased on each Loss Settlement Payment Date by an amount equal to the Loss Settlement amounts and Should Pay Benefits that are payable by the Reinsurer to the Company on such Loss Settlement Payment Date to the extent such Loss Settlement amounts and Should Pay Benefits are not paid directly by the Reinsurer on or before such Loss Settlement Payment Date, (ii) decreased on each True-up Date (as defined below) by the True-up Amount (as defined below) payable by the Reinsurer to the Company on such True-up Date to the extent such True-up Amount is not paid directly by the Reinsurer on or before such True-up Date, (iii) increased on each Refund Date (as defined below) by the Refund Amount payable by the Company to the Reinsurer on such Refund Date to the extent such amounts are not paid directly to the Reinsurer on or before such Refund Date, (iv) decreased on each Profit Share Date by an amount equal to the Profit Share Amount (as defined below) that is due to be paid by the Reinsurer to the Company on such day to the extent such Profit Share Amount is not paid directly by the Reinsurer on or before such Profit Share Date; (v) decreased on each Annual Expense Allowance Date (as defined below) by an amount equal to the Annual Expense Allowance (as defined below) due on such date to the extent not paid directly by the Reinsurer on or before such date; (vi) increased on the date that any additional funds are deposited by the Reinsurer with the Company by an amount equal to such additional funds, (vii) decreased on the date that any funds are withdrawn by the Reinsurer from the Company by an amount equal to such withdrawn funds and (viii) increased on the last day of each calendar quarter by interest credited at the Deposit Crediting Rate on the average daily balance of the Deposit during such calendar quarter. Within 45 days of the Reinsurer’s receipt of a Quarterly Reserve Report (as defined below) showing Combined Reserves at the last day of the preceding calendar quarter in excess of the Deposit at the close of business on the last day of the preceding calendar quarter, the Reinsurer shall be obligated to either (i) deposit additional funds with the Company in an amount equal to such excess or (ii) deliver to the Company a Letter of Credit in an amount equal to such excess. No later than five days following the date of a Quarterly Reserve Report showing the Deposit at the close of business on the last day of the preceding calendar quarter in excess of Combined Reserves at the last day of the preceding calendar quarter, the Company shall promptly refund to the Reinsurer an amount equal to such excess.

The Reinsurer shall have the right (but not the obligation), upon 90 days’ prior written notice to the Company, to substitute a trust account (the “Trust Account”) for the Deposit. The Company shall refund the Deposit, less the Market Value Adjustment, contemporaneously with the funding of the Trust Account.

If a Trust Account is substituted for the Deposit, the following provisions shall apply to the Reinsurer:

(1)                                  The Reinsurer shall enter into a trust agreement and establish a trust account for the benefit of the Company covering the recoverables that otherwise would be covered by the Deposit.  The trustee of the Trust Account and the trust agreement shall comply with all applicable requirements of regulatory authorities having jurisdiction over the Company. Within 45 days of the Reinsurer’s receipt of each Quarterly Reserve Report, the Reinsurer shall either (i) adjust the assets held in the Trust Account so that the market value of such assets at the last day of the preceding calendar quarter meets or exceeds the Combined Reserves at the last day of the preceding calendar quarter and provide a certification to the Company of such fact or (ii) deliver to the Company a Letter of Credit equal to the amount by which the Combined Reserves at the last day of the preceding calendar quarter exceed the market value of such assets at the last day of the preceding calendar quarter.

(2)                                  The assets deposited in the trust account shall be valued according to their current fair market value, and shall consist only of cash (United States legal tender), certificates of deposit issued by a United States bank and payable in United States legal tender, investments of stocks and bonds listed by the NAIC’s Securities Valuation Office or any obligations issued by the State of New Jersey or any of its political subdivisions, any other form of security approved by the New Jersey Commissioner of Insurance upon formal request, or any combination of the above, provided that such investments are issued by an institution that is not the Reinsurer or the Company or the parent, subsidiary or affiliate of either the Reinsurer or the Company.

(3)                                  Prior to depositing assets with the trustee, the Reinsurer shall execute assignments, endorsements in blank, or transfer legal title to the trustee of all shares, obligations or any other assets requiring assignments, in order that the Company, or the trustee upon the direction of the Company, may whenever necessary negotiate any such assets without consent or signature from the Reinsurer or any other entity.

(4)                                  All settlements of account between the Company and the Reinsurer shall be made in cash or its equivalent.

(5)                                  The Reinsurer and the Company agree that the assets in the trust account established pursuant to this provision of this Agreement may be withdrawn by the Company at any time, notwithstanding any other provisions in this Agreement, and shall be utilized and applied by the Company or its successors in interest by operation of law, including without limitation any liquidator, rehabilitator, receiver or conservator of the

Company, without diminution because of insolvency on the part of the Company or the Reinsurer or the inability of the Company to pay all or any part of a claim, only for the following purposes:

(a)                                  to reimburse the Company for the Reinsurer’s share of premiums returned to the owner of the Group Contract on account of the cancellation of the Group Contract;

(b)                                 to reimburse the Company for the Reinsurer’s share of Loss Settlements paid by the Company pursuant to the provisions of the Group Contract;

(c)                                  to fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company’s liabilities for the Group Contract ceded under this Agreement; such amount shall include, but not be limited to, amounts for policy reserves, claims and losses incurred, and unearned premium reserves; and

(d)                                 to pay any other amounts the Company claims are due under this Agreement (including, without limitation, Should Pay Benefits, Annual Expense Allowance and Profit Share Amounts).

(c)                                  to reestablish the Deposit.

(6)                                  The Reinsurer has the right to seek approval from the Company to withdraw from the aforementioned trust account all or any part of the assets contained therein and transfer such assets to the Reinsurer, provided that:

(a)                                  the Reinsurer shall, at the time of such withdrawal, replace the withdrawn assets with other qualified assets having a market value at least equal to the market value of the assets withdrawn so as to maintain at all times the deposit in the required amount; or

(b)                                 after such withdrawal and transfer, the market value of the trust account is not less than 102 percent of the required amount (i.e., the Combined Reserves).

The Company shall be the sole judge as to the application of this provision, but shall not unreasonably or arbitrarily withhold its approval.

(7)                                  The Company shall return any amount withdrawn in excess of the actual amounts required for in paragraphs (5)(a), (b) and (c) above, or in the case of paragraph (5)(d), any amounts that are subsequently determined not to be due.

(8)                                  The Company shall credit quarterly to the Reinsurer interest on the amounts drawn from the Trust Account and held pursuant to paragraph (5)(c) above at the prime rate of interest as reported in the Federal Reserve Bulletin.

If the Reinsurer delivers a Letter of Credit pursuant to this Agreement, such Letter of Credit may be drawn upon at any time, notwithstanding any other provisions in this Agreement, and shall be utilized by the Company or its successors in interest only for one or more of the following:

(a)                                  to reimburse the Company for the Reinsurer’s share of premiums returned to the owner of the Group Contract on account of the cancellation of the Group Contract;

(b)                                 to reimburse the Company for the Reinsurer’s share of Loss Settlements paid by the Company pursuant to the provisions of the Group Contract;

(c)                                  to fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company’s liabilities for the Group Contract ceded under this Agreement; such amount shall include, but not be limited to, amounts for policy reserves, claims and losses incurred, and unearned premium reserves; and

(d)                                 to pay any other amounts the Company claims are due under this Agreement (including, without limitation, Should Pay Benefits, Annual Expense Allowance and Profit Share Amounts).

(e)                                  to reestablish the Deposit.

All of the foregoing shall be applicable without diminution because of insolvency on the part of the Company or the Reinsurer. The Company shall credit to the Reinsurer quarterly interest on the amounts drawn from the Letter of Credit and held pursuant to paragraph (c) above at the prime rate of interest as reported in the Federal Reserve Bulletin.

On the earlier to occur of the Expiration Date and the Termination Date, the Company shall return to the Reinsurer the balance of any Deposit, allow the Reinsurer to withdraw the balance of any Trust Account and/or deliver to the Reinsurer any Letters of Credit and consent to the cancellation thereof.

ARTICLE 7

LOSS SETTLEMENTS

All Loss Settlements that are paid by the Company within the terms, conditions and limitations of the Group Contract shall be unconditionally binding upon the Reinsurer.

Subject to the immediately succeeding paragraph, the Reinsurer shall pay to the Company, no later than the Loss Settlement Payment Date occurring in each calendar quarter, the Loss Settlement amount due and payable hereunder with respect to the preceding calendar quarter as reported in the Quarterly Loss Settlement Report delivered during such quarter, together with interest thereon credited at the Deposit Crediting Rate for the period, if any, from and including such Loss Settlement Payment Date to but excluding the date of payment; provided, however, if the Reinsurer has provided a Deposit or Trust Account pursuant to Article 6 hereof, the Company shall, on such Loss Settlement Payment Date, to the extent sufficient funds are available therefor, reduce the Deposit by, or withdraw from the Trust Account, as applicable, an amount equal to the Loss Settlement amount due and payable hereunder on such Loss Settlement Payment Date.

In the event the Reinsurer notifies the Company, prior to the Loss Settlement Payment Date occurring in any calendar quarter, of the Reinsurer’s good faith belief that the Loss Settlement amount reported in the Quarterly Loss Settlement Report delivered during such calendar quarter is inaccurate, (i) the Reinsurer shall promptly inform the Company that all or a portion of such Loss Settlement amount is in dispute, (ii) the Company shall promptly commence the procedures set forth in the Group Contract for resolving inaccuracies in Line 6 Amounts and (iii) the Reinsurer may either (A) delay payment of the disputed portion of such Loss Settlement amount (the “Disputed Portion”) until such time as the Loss Settlement amount is (x) determined to be the Loss Settlement amount reported in such Quarterly Loss Settlement Report, in which case the Reinsurer will promptly pay the Disputed Portion with interest thereon from and including the Loss Settlement Payment Date applicable to such calendar quarter to but excluding the date the Disputed Portion is actually paid at a rate equal to the Deposit Crediting Rate (the Disputed Portion plus such interest being referred to herein as the “True-up Amount” and the date of such payment being referred to herein as the “True-up Date”), (y) determined to be the undisputed portion of the Loss Settlement amount reported in the Quarterly Loss Settlement Report, in which case the Company will deliver a revised Quarterly Loss Settlement Report setting forth the corrected Loss Settlement amount and no further payments will be owed in respect of such Quarterly Loss Settlement Report or (z) determined to be an amount other than the Loss Settlement amount reported in the Quarterly Loss Settlement Report or the undisputed portion of such Loss Settlement amount, in which case the Company will deliver a revised Quarterly Loss Settlement Report setting forth the corrected Loss Settlement amount and appropriate payments (including interest at the Deposit Crediting Rate) will be made to put the parties in the position they would have been in had the corrected Loss Settlement amount been the Loss

Settlement amount reported in the Quarterly Loss Settlement Report, taking into account the Reinsurer’s prior payment of the undisputed portion of the Loss Settlement amount (such payments constituting True-up Amounts if paid by the Reinsurer and Refund Amounts (as defined below) if paid by the Company) or (B) make payment of the Loss Settlement amount and (x) if the Loss Settlement amount is determined to be the Loss Settlement amount reported in the Quarterly Loss Settlement Report, no further payments will be owed in respect of such Quarterly Loss Settlement Report or (y) if the Loss Settlement amount is determined to be an amount less than the Loss Settlement amount reported in the Quarterly Loss Settlement Report, the Company will deliver a revised Quarterly Loss Settlement Report for such calendar quarter setting forth the corrected Loss Settlement amount and will pay to the Reinsurer an amount equal to the difference between the original Loss Settlement amount and the corrected Loss Settlement amount, with interest on such amount from and including the Loss Settlement Payment Date applicable to such calendar quarter to but excluding the date such amount is paid by the Company at a rate equal to the Deposit Crediting Rate (such amount being referred to herein as the “Refund Amount” and the date of such payment being referred to herein as the “Refund Date”).

In the event the Reinsurer notifies the Company, following the Loss Settlement Payment Date occurring in any calendar quarter, of the Reinsurer’s good faith belief that the Loss Settlement amount reported in the Quarterly Loss Settlement Report delivered during such calendar quarter was inaccurate, (i) the Company shall promptly commence the procedures set forth in the Group Contract for resolving inaccuracies in Line 6 Amounts and (ii) if the Loss Settlement amount is determined to be an amount less than the Loss Settlement amount reported in such Quarterly Loss Settlement Report, the Company will deliver a revised Quarterly Loss Settlement Report for such calendar quarter setting forth the corrected Loss Settlement amount and will pay to the Reinsurer an amount equal to the difference between the original Loss Settlement amount and the corrected Loss Settlement amount, with interest on such amount from and including the Loss Settlement Payment Date applicable to such calendar quarter to but excluding the date such amount is paid by the Company at a rate equal to the Deposit Crediting Rate (such payment constituting a Refund Amount).

The Company and the Reinsurer will deliver copies of all notices and reports delivered by it pursuant to this Article to any retrocessionaire of the Reinsurer designated in writing to the Company.

ARTICLE 8

REPORTS AND REMITTANCES

1.               Each calendar quarter, within three business days after the Company’s receipt of a Benefits Paid Report from the Contract Holder, the Company shall furnish to the Reinsurer and to any retrocessionaire of the Reinsurer designated in writing to the Company by the Reinsurer (a) a copy of such Benefits Paid Report and (b) a report in substantially the form of Schedule I hereto (the “Quarterly Loss Settlement Report”) which shall include the Loss Settlements payable by the Company under the Group Contract during such calendar quarter.   The Quarterly Loss Settlement Report shall also set forth the Loss Settlement Payment Date for such calendar quarter.

2.               Within 45 days, or as reasonably practicable thereafter, after the close of each calendar quarter, the Company shall furnish to the Reinsurer and to any retrocessionaire of the Reinsurer designated in writing to the Company by the Reinsurer a report in substantially the form of Schedule II hereto (the “Quarterly Reserve Report”) which shall include the following information:

(a)                                  Statutory Reserves and Return Premium Reserves at the end of such calendar quarter;

(b)                                 Base Rate applicable to such calendar quarter;

(c)                                  withdrawals from and deposits to funds withheld during such calendar quarter, and the balance of the Deposit at the end of such calendar quarter; and

(d)                                 copies of any other reports that the Reinsurer may reasonably request in order to properly monitor the Group Contract.

3.               All amounts due and payable under this Agreement to the Reinsurer shall be remitted directly to the bank account designated for that purpose by the Reinsurer, and all amounts due and payable under this Agreement to the Company shall be remitted directly to the bank account designated for that purpose by the Company.

ARTICLE 9

REINSURANCE PREMIUM

A premium of $22.8 million (the “Reinsurance Premium”) shall be payable by the Company to the Reinsurer on November 15, 1999.

ARTICLE 10

RESERVES

Combined Reserves shall be reasonably determined by the Company; provided, however, the Reinsurer will have right to require that an independent actuary mutually agreeable to the Company and the Reinsurer determine the Combined Reserves if the Reinsurer deems that the Combined Reserves determined by the Company are unreasonable. The cost of any such independent actuary up to and including $25,000 shall be borne by the Company, and the cost of any such independent actuary in excess of $25,000 shall be borne equally by the Reinsurer and the Company.

GAAP Reserves shall be reasonably determined by the Reinsurer.

ARTICLE 11

EXPENSE ALLOWANCE

An annual expense allowance (the “Annual Expense Allowance”) in the amount of $15,000 shall be payable by the Reinsurer to the Company annually in advance (i) no later than 25 days following the Effective Date and (ii) on each anniversary of the Effective Date during the Term (each, an “Annual Expense Allowance Date”); provided, however, the amount of the Annual Expense Allowance shall be adjusted on the fifth anniversary of the Effective Date and every five years thereafter to reflect the cumulative change in the consumer price index, as reasonably determined by the Company based on data published by The Bureau of Labor Statistics, during such five-year period.

ARTICLE 12

TAXES

The Company will pay all taxes on premiums reported to the Reinsurer hereunder.

ARTICLE 13

PROFIT SHARE ACCOUNT; PAYMENT OF PROFIT SHARE AMOUNT

A notional profit share account (the “Profit Share Account”) shall be calculated by the Reinsurer as described below as of the end of each calendar quarter throughout the Term.

An amount equal to the Reinsurance Premium shall be credited to the Profit Share Account as of November 15, 1999.  Thereafter, the balance of the Profit Share Account

(the “Profit Share Account Balance”) shall be equal to (i) at the close of business on the last day of the first calendar quarter following the Effective Date (i.e., December 31, 1999), an amount equal to the Reinsurance Premium plus interest credited at the Base Rate on the average daily balance of the Profit Share Account during such calendar quarter and (ii) at the close of business on the last day of each subsequent calendar quarter, the Profit Share Account Balance at the close of business on the last day of the previous calendar quarter plus interest credited at the Base Rate on the average daily balance of the Profit Share Account during such calendar quarter minus Loss Settlements paid by the Reinsurer during such calendar quarter minus True-up Amounts paid by the Reinsurer during such calendar quarter minus 133-1/3% of any Profit Share Amount paid by the Reinsurer during such calendar quarter plus Refund Amounts paid by the Company during such calendar quarter. For purposes of calculating the interest referred to in the preceding sentence: (i) Loss Settlements shall be debited from the Profit Share Account on the applicable Loss Settlement Payment Date; (ii) True-up Amounts shall be debited from the Profit Share Account on the applicable True-up Date; (iii) 133-1/3% of the Profit Share Amount shall be debited from the Profit Share Account on the applicable Profit Share Date; (iv) Refund Amounts shall be credited to the Profit Share Account on the applicable Refund Date and (iii) interest shall be credited to the Profit Share Account on the last day of each calendar quarter.

Within 90 days of each Profit Share Date, the Reinsurer shall calculate an amount (the “Profit Share Amount”) equal to (i) 75% x (the Profit Share Account Balance at such Profit Share Date minus the Profit Share Account Reserves at such Profit Share Date minus the Margin at such Profit Share Date) minus (ii) Unreimbursed Should Pay Benefits paid by the Reinsurer since the immediately preceding Profit Share Date. For the avoidance of doubt, the Profit Share Amount may be a negative amount.

Profit Share Amounts shall be paid in accordance with the terms of the Initial Cohort Reinsurance Agreement.

ARTICLE 14

FOLLOW THE FORTUNES: AMENDMENT OF

GROUP CONTRACT AND INDEMNIFICATION AGREEMENT

The liability of the Reinsurer shall be subject to all the terms, conditions and limitations of the Group Contract as in effect on the Effective Date or as thereafter amended in accordance with the terms hereof, it being the intention that the Reinsurer shall, in every respect, follow the fortunes of the Company as if it had been a party to the Group Contract.

The Company shall not amend or alter the Group Contract or the Indemnification Agreement in any way without the prior written consent of the Reinsurer. The Company shall not waive any of its rights under the Indemnification Agreement without the prior written consent of the Reinsurer.

ARTICLE 15

RIGHT OF OFFSET

The Company and the Reinsurer may offset any balance or amount due from one party to the other under this Agreement or under any other Agreement which may cancel and replace this Agreement. For the avoidance of doubt, application of the offset will not be deemed to constitute a diminution in the event of insolvency.

ARTICLE 16

ERRORS AND OMISSIONS

Any inadvertent act, delay, omission or error by the Company or the Reinsurer shall not relieve either party of any liability under this Agreement, provided that such act, delay, omission, or error is rectified as soon as possible after discovery.

ARTICLE 17

CURRENCY

All amounts in this Agreement are expressed in United States Dollars and all payments shall be made in such currency.

ARTICLE 18

GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to its conflicts of laws doctrine.

ARTICLE 19

ARBITRATION

Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or invalidity thereof shall be submitted to arbitration to be conducted in New York City, pursuant to the following procedures and the then-current Commercial Rules of the American Arbitration Association (to the extent such rules are not inconsistent with the following procedures). The board of arbitration shall be composed of two arbiters and an umpire, who shall be active or retired disinterested officials of insurance or reinsurance companies; provided, no arbiter or umpire may be a present or former officer, director, employee, attorney or consultant of either party or its affiliates.

To initiate arbitration, a party (the “Claimant”) shall notify the other party (the “Respondent”) in writing of its desire to arbitrate, stating the nature of its dispute, the remedy sought and the identity of its chosen arbiter, and shall request that the Respondent appoint and identify its own arbiter. After each party appoints its arbiter, the two arbiters shall choose an umpire before instituting the hearing. If the Respondent fails to appoint its arbiter within four weeks after being requested to do so by the Claimant, the latter shall also appoint the second arbiter. If the two arbiters fail to agree on the appointment of an umpire within four weeks after the nomination of the Respondent’s arbiter, the umpire shall be chosen by the President of the American Arbitration Association (or his designee) and shall be a person meeting the qualifications set forth above.

The Claimant shall submit its initial brief within 20 days from the employment of the umpire. The Respondent shall submit its brief within 20 days thereafter, and the Claimant may submit a reply brief within 10 days after the filing of the Respondent’s brief. The board shall make its decision with regard to the customary usage of the insurance and reinsurance business. The board is released from all judicial formalities and may abstain from the strict rules of the law, interpreting this Agreement as an honorable undertaking, rather than merely a legal obligation. The board shall make its decision, describing its reasons therefor in writing, within 30 days following the termination of the hearings, unless the parties consent to an extension. A majority decision of the board shall be final and binding upon the parties to the proceedings. The judgment upon the award entered by the arbiters may be entered in any court of proper jurisdiction and may be enforced in any such court. The board may alter the time periods contained in this Article for good cause.

Each party shall bear the expense of its own arbiter and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceedings, if any, shall be allocated by the board.

The procedures specified in this Article shall be the sole and exclusive procedures for the resolution of irreconcilable disputes between the parties arising out of or relating to this Agreement; provided, however, that a party may seek a preliminary injunction or other preliminary judicial relief if, in its judgment, such action is necessary to avoid irreparable damage. Despite such action, the parties will continue to participate in good faith in the procedures specified in this Article. All applicable statutes of limitation shall be tolled while the procedures specified in this Article are pending. The parties will take such action, if any, required to effectuate such tolling.

This Article shall survive the termination of this Agreement.

ARTICLE 20

INSOLVENCY

In the event of the receivership of the Company, the amounts owing by the Reinsurer under this Agreement shall be payable by the Reinsurer directly to the receiver, after reasonable provision for verification, on the basis of claims allowed against the Company by any court of competent jurisdiction having authority to allow such claims or allowed by the receiver as a result of the conclusion of the claim filing, approval and appeal process before the receiver. Notwithstanding anything herein to the contrary, payment shall be made without diminution because of such insolvency or because the receiver has failed to pay all or a portion of any claims. The receiver shall give or arrange to give to the Reinsurer written notice of the pendency of a claim against the Company within a reasonable period of time after the initiation of the receivership. Failure to give such notice shall not excuse the obligation of the Reinsurer unless it is substantially prejudiced thereby. The Reinsurer may interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or the receiver. The reasonable expense thus incurred by the Reinsurer shall be payable, subject to court approval, out of the estate of the Company as part of the expense of the receivership to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Payments by the Reinsurer shall be made directly to the receiver of the Company except where the Agreement specifically provides another payee of such reinsurance in the event of insolvency of the Company.

ARTICLE 21

RIGHT OF INSPECTION

1.               The Reinsurer or its duly appointed representatives and any retrocessionaire of the Reinsurer or its duly appointed representatives may at any time during normal office hours have free access to and may take copies of all relevant records and papers of the Company or its agents which relate to the Group Contract.  It is agreed that such rights of inspection shall continue until all obligations under this Agreement have been discharged.

2.               The Company shall procure equivalent rights of inspection, including the right to take copies, of the records of the Contract Holder in respect of the Group Contract as those detailed in paragraph 1 above together with the irrevocable consent of the Contract Holder to disclose such records to the Reinsurer or its duly appointed representatives.

3.               Upon the request of the Reinsurer, the Company shall exercise its rights of audit under the Group Contract.

ARTICLE 22

AMENDMENTS AND ALTERATIONS

This Agreement may be changed, altered or amended as the parties may agree, provided such change, alteration or amendment is evidenced in writing or by endorsement executed by the Company and the Reinsurer.

ARTICLE 23

ASSIGNMENT

Neither party may assign or transfer any rights, interests or obligations under this Agreement to any person or entity without the written consent of the other party, and any effort to so assign or transfer such rights, interests or obligations without the consent of the other party shall be null and void.

ARTICLE 24

NO THIRD PARTY RIGHTS

This Agreement is solely between the Company and the Reinsurer, and in no instance shall any other party have any rights under this Agreement.

ARTICLE 25

NO IMPLIED WAIVER

The failure of any party to enforce any of the provisions herein shall not be construed to be a waiver of the right of such party to enforce any such provision.

ARTICLE 26

NOTICES

Any notice in writing to be given pursuant to this Agreement shall be by facsimile, letter (registered mail if sent by post), or internationally recognized courier.

Any such notice will take effect, in the case of a facsimile, at the time of receipt, and in the case of a letter sent by post or courier, at the time of delivery. Any notice not by letter shall be confirmed by letter but the failure to send or receive such letter will not invalidate the original communication.

The address and contact details for each of the Company and the Reinsurer are as follows:

The Company:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

290 West Mt. Pleasant Avenue

Livingston, NJ 07039-2729

Attn: Vice President & Controller, Group Life & Disability

Telephone: 973-548-6340

Fax: 973-548-6304

with a copy to:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

290 West Mt. Pleasant Avenue

Livingston, NJ 07039-2729

Attn: Chief Legal Officer, Group Life and Disability

Telephone: 973-548-6580

Fax: 973-548-6575

The Reinsurer:

For purposes of Article 8 reports:

ACE CAPITAL RE OVERSEAS LTD.

Victoria Hall

11 Victoria Street

P.O. Box 1826

Hamilton HM HX

Bermuda

Attn: Corporate Secretary

Telephone: 441-292-4402

Fax: 441-299-8813

With a copy to:

ACE CAPITAL RE INC.

1325 Avenue of the Americas

New York, NY 10019

Attn: General Counsel

Telephone: 212-974-0100

Fax: 212-581-3268

Each party shall promptly notify the other party any change in its address or contact details.

ARTICLE 27

DAC TAX ELECTION

The Company and the Reinsurer hereby agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 1992 (as amended, supplemented or corrected and in effect as of the effective date of this Agreement, the “Regulations”) under Section 848 of the Internal Revenue Code of 1986, as amended (the “Code”). This election shall be effective for 1999 and for all subsequent taxable years for which this Agreement remains in effect.

1.                                       The term “party” will refer to either the Company or the Reinsurer, as appropriate.

2.                                       The terms used in this Article are defined by reference to Section 1.848-2 of the Regulations.

3.                                       The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(l) of the Code.

4.                                       Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

5.                                       The Company will submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Company stating that the Company will report such net consideration in its tax return for the preceding calendar year.

6.                                       The Reinsurer may contest such calculation by providing an alternative calculation to the Company in writing within 30 days of the Reinsurer’s receipt of the Company’s calculation. If the Reinsurer does not so notify the Company, the Reinsurer will report the net consideration as determined by the Company in the Reinsurer’s tax return for the previous calendar year.

7.                                       If the Reinsurer contests the Company’s calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Reinsurer submits its alternative calculation. If the Company and the Reinsurer reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

8.                                       Both parties agree to make the election contemplated by this Article 27 by timely attaching to their tax returns the schedule required by Section 1.848-2(g)(8)(ii) of the Regulations.

ARTICLE 28

SUBMISSION TO JURISDICTION

The Reinsurer hereby submits to the jurisdiction of the board of arbitration described above and the courts of the State of  New York (for the purpose of enforcing the parties’ agreement to arbitrate or to enforce an award of the board of arbitration) and agrees to comply with all requirements necessary to give such board and such courts jurisdiction over the Reinsurer. The Reinsurer hereby appoints as its agent for service of process ACE Capital Re Inc., 1325 Avenue of the Americas, New York, New York, 10019.

SIGNING SCHEDULE

Attaching to and forming part of this Agreement

In witness whereof this Agreement is signed on behalf of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Name:
Title:
Date:

ACE CAPITAL RE OVERSEAS LTD.

By:
Name:
Title:
Date:

REINSURANCE AGREEMENT

between

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

and

ACE CAPITAL RE OVERSEAS LTD.

ANNEX A

[GROUP CONTRACT NO. SG-93191-VA-2]

ANNEX B

[INDEMNIFICATION AGREEMENT]

ANNEX C-l

[INITIAL COHORT REINSURANCE AGREEMENT]

ANNEX C-2

[ASSIGNMENT AGREEMENT]

ANNEX C-3

[FIRST AMENDMENT]

SCHEDULE I

QUARTERLY LOSS SETTLEMENT REPORT

FOR THE       QUARTER

Date of Delivery of this Report:                                  /      /

Loss Settlement Payment Date:                                   /      /

PART 1: AMOUNT DUE THE CONTRACT HOLDER

Covered Benefits Due Contract Holder
(from Benefits Paid Report, Part A, line 6)	$

(attached completed Benefits Paid Report)

PART II: AMOUNTS DUE THE COMPANY

1.               Should Pay Benefits

a.	Should Pay Benefits paid, current quarter	$
b.	Amount of a. in excess of $100,000 for this Contract Year	$
c.	Amount remaining of $250,000 aggregate limit	$
d.	Amount due Company, before offset (lesser of (b) & (c))	$
e.	Amount of a., if any, included in Part 1 above	$
f.	Net Liability (Asset) for Should Pay Benefits (d) – (e)	$
g.	New Amount Remaining of $250,000 limit (c) – (d)	$
h.	Amount due from Columbia Energy Group (“CEG”) to Company	$
i.	Amount of h. not paid by CEG due to insolvency of CEG	$
j.	Total Liability (Asset) for Should Pay Benefits (f) + (i)	$

1.               Mandated Benefits

a.	Amount due from CEG to the Company	$
b.	Amount not paid by CEG due to insolvency of CEG	$
c.	Amount of a., if any, included in Part I above	$
d.	Total Liability (Asset) for Mandated Benefits (b) – (c)	$

2.	True-Up (Refund) Amounts due Company (Reinsurer)	$
3.	Expense Allowance (if contract anniversary)	$
4.	Fees and Expenses of Impartial Party	$
5.	Amount Due the Company (I+II.l(j)-II.2(d)+II.3+II.4+II.5)	$
6.	Per diem interest at Deposit Crediting Rate	$

SCHEDULE II

QUARTERLY RESERVE REPORT

FOR THE        QUARTER

1.	Statutory Reserves (exc. Return Premium Reserves)	$
2.	Return Premium Reserves	$
3.	Combined Reserves (1+2)	$
4.	Base Rate		%
5.	Withdrawal from (deposit to) Funds Withheld	$
6.	Funds Withheld, end of quarter	$
7.	Trust Account, end of quarter	$
8.	Letters of Credit, end of quarter	$
9.	Profit Share Account, end of quarter	$

Exhibit D

TRUST AGREEMENT

Dated as of May 1, 2000

among

ACE CAPITAL RE OVERSEAS LTD.,

as Grantor

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,

as Beneficiary

and

STATE STREET BANK & TRUST COMPANY

As Trustee

PARTIES RECITALS

Section	1.	Deposit of Assets to the Trust Account

Section	2.	Withdrawal of Assets from the Trust Account

Section	3.	Application of Assets

Section	4.	Redemption, Investment and Substitution of Assets

Section	5.	The Income Account

Section	6.	Right to Vote Assets

Section	7.	Additional Rights and Duties Of the Trustee

Section	8.	The Trustee's Compensation, Expenses and Indemnification

Section	9.	Acceptance, Resignation and Removal of the Trustee

Section	10.	Termination of the Trust Account

Section	11.	Definitions

Section	12.	Governing Law

Section	13.	Successors and Assigns

Section	14.	Severability

Section	15.	Entire Agreement

Section	16.	Amendments

Section	17.	Notices, etc

Section	18.	Headings

Section	19.	Counterparts

Section	20.	Force Majeure

Section	21.	Trust Account Records

2

EXHIBIT A	Reinsurance Agreements

EXHIBIT B	List of Assets Deposited to the Trust Account

EXHIBIT C	Fee Schedule

3

TRUST AGREEMENT

TRUST AGREEMENT, dated as of May 1, 2000 (the “Agreement”), among ACE Capital Re Overseas Ltd., a Bermuda domiciled insurance company (the “Grantor”), The Prudential Insurance Company of America, a mutual insurance company organized under the laws of New Jersey (together with any successor thereof by operation of law, including, without limitation, any liquidator, rehabilitator, receiver or conservator, the “Beneficiary”), and State Street Bank & Trust Company, a banking corporation (the “Trustee”) (the Grantor, the Beneficiary and the Trustee are hereinafter each sometimes referred to individually as a “Party” and collectively as the “Parties”).

WITNESSETH:

WHEREAS, the Grantor and the Beneficiary have entered into the reinsurance agreements listed in Exhibit A hereto (the “Reinsurance Agreements”);

WHEREAS, the Beneficiary desires the Grantor to secure payments of all amounts at any time and from time to time owing by the Grantor to the Beneficiary under or in connection with the Reinsurance Agreements;

WHEREAS, the Grantor desires to establish a trust account with the Trustee (the “Trust Account”) into which the Beneficiary will deposit assets of the Grantor currently maintained as funds withheld by the Beneficiary in order to secure payments under or in connection with the Reinsurance Agreements;

WHEREAS, the Trustee has agreed to act as trustee hereunder, and to hold such assets in trust in the Trust Account for the sole use and benefit of the Beneficiary; and

WHEREAS, this Agreement is made for the sole use and benefit of the Beneficiary and for the purpose of setting forth the duties and powers of the Trustee with respect to the Trust Account;

NOW, THEREFORE, for and consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

Section 1.                                          Deposit of Assets to the Trust Account.

(a)                                  The Grantor hereby establishes the Trust Account with the Trustee for the sole use and benefit of the Beneficiary, upon the terms and conditions hereinafter set forth. The Trustee shall administer the Trust Account in its name as trustee for the Beneficiary. The Trust Account shall be subject to withdrawal by the Beneficiary solely as provided herein.

(b)                                 The Beneficiary shall transfer to the Trustee, for deposit to the Trust Account, the assets listed in Exhibit B hereto, and the Beneficiary or the Grantor may transfer to the Trustee, for deposit to the Trust Account, such other assets as the Beneficiary or the Grantor may from time to time desire (all such assets actually received in the Trust Account are herein referred to individually

4

as an “Asset” and collectively as the “Assets”).  The Assets shall consist only of Eligible Securities (as hereinafter defined) and shall be maintained separate and apart from all other assets of the Trustee.

(c)                                  Upon execution of this Agreement, and from time to time thereafter as required, the Beneficiary or the Grantor shall execute assignments of all securities or other property standing in the Beneficiary’s or Grantor’s name, as applicable, which are delivered to the Trustee to form a part of the Trust Account so that, whenever necessary, the Trustee can renegotiate any such Asset without the consent or signature of the Beneficiary, the Grantor or any Person.   Any Assets delivered to the Trustee which are not in such negotiable form shall not be accepted by the Trustee and shall be returned to the Beneficiary or the Grantor, as applicable, as unacceptable.

(d)                                 The Trustee will provide notice to the Grantor and the Beneficiary of each deposit to the Trust Account within 10 days of the date of such deposit.

(e)                                  The Trustee shall have no responsibility to determine whether the Assets in the Trust Account are sufficient to secure the Grantor’s liabilities under the Reinsurance Agreements.

Section 2.                                          Withdrawal of Assets from the Trust Account.

(a)                                  Without notice to the Grantor, the Beneficiary shall have the right, at any time and from time to time, to withdraw from the Trust Account, upon written notice to the Trustee (the “Withdrawal Notice”), such Assets as are specified in such Withdrawal Notice.  The Withdrawal Notice may designate a third party (the “Designee”) to whom Assets specified therein shall be delivered and may condition delivery of such Assets to such Designee upon receipt, and deposit to the Trust Account, of other Assets specified in such Withdrawal Notice. The Beneficiary need present no statement or document in addition to a Withdrawal Notice in order to withdraw any Assets, except that the Beneficiary shall be required to acknowledge in writing to the Grantor receipt of withdrawn Assets; nor is said right of withdrawal or any other provision of this Agreement subject to any conditions or qualifications not contained in this Agreement.

(b)                                 Upon receipt of a Withdrawal Notice, the Trustee shall immediately take any and all steps necessary to transfer the Assets specified in such Withdrawal Notice and shall deliver such assets to or for the account of the Beneficiary or such Designee as specified in such Withdrawal Notice.

(c)                                  Subject to paragraph (a) of this Section 2 and to Section 4 of this Agreement, in the absence of a Withdrawal Notice the Trustee shall allow no substitution or withdrawal of any Asset from the Trust Account.

(d)                                 The Trustee shall have no responsibility whatsoever to determine that any Assets withdrawn from the Trust Account pursuant to this Section 2 will be used and applied in the manner contemplated by Section 3 of this Agreement.

(e)                                  The Trustee will provide notice to the Grantor and the Beneficiary of each withdrawal from the Trust Account within 10 days of the date of such withdrawal.

5

Section 3.                                          Application of Assets.

The Beneficiary hereby covenants to the Grantor that it shall use and apply any withdrawn Assets, without diminution because of the insolvency of the Beneficiary or the Grantor, for the following purposes only:

(a)                                  to reimburse the Beneficiary for the Grantor’s share of premiums returned to the owner of the Group Contract (as defined in each Reinsurance Agreement) on account of the cancellation of the Group Contract (as defined in each Reinsurance Agreement);

(b)                                 to reimburse the Beneficiary for the Grantor’s share of Loss Settlements (as defined in each Reinsurance Agreement) paid by the Beneficiary pursuant to the provisions of the Group Contract (as defined in each Reinsurance Agreement);

(c)                                  to fund an account with the Beneficiary in an amount at least equal to the deduction, for reinsurance ceded, from the Beneficiary’s liabilities for the Group Contract (as defined in each Reinsurance Agreement) ceded under each Reinsurance Agreement; such amount shall include, but not be limited to, amounts for policy reserves, claims and losses incurred, and unearned premium reserves;

(d)                                 to pay any other amounts the Beneficiary claims are due under the Reinsurance Agreements (including, without limitation, Should Pay Benefits, Annual Expense Allowance and Profit Share Amounts, as each such capitalized term is defined in each Reinsurance Agreement); and

(e)                                  to re-establish the Deposit (as defined in each Reinsurance Agreement).

Section 4.                                          Redemption, Investment and Substitution of Assets.

(a)                                  The Grantor, subject to the approval of the Beneficiary, may retain (and pay the service fees of) a professional asset manager (the “Asset Manager”) to manage and make investment decisions with regard to the Assets held by the Trustee in the Trust Account. Subject to Section l(c) of this Agreement, the Grantor or the Asset Manager (if any) shall direct the Trustee to invest such Assets in Eligible Securities and the Trustee, at the direction of the Grantor or the Asset Manager (if any) shall cause the Assets held in the Trust Account to be invested in Eligible Securities. Unless and until directed in accordance with this Agreement by the Grantor, the Trustee shall not be required to take any action with respect to the investment or reinvestment of the Trust Account’s Assets.

(b)                                 From time to time, the Grantor or the Asset Manager (if any) may direct the Trustee to substitute Eligible Securities of comparable market value for other Eligible Securities held in the Trust Account at such time. The Trustee shall have no responsibility whatsoever to determine the value of such substituted securities or that such substituted securities constitute Eligible Securities.

(c)                                  All investments and substitutions of securities referred to in paragraphs (a) and (b) of this Section 4 shall be in compliance with the relevant provisions of the New Jersey Insurance

6

Law, as set forth in the definition of “Eligible Securities” in Section 11 of this Agreement. The Trustee shall have no responsibility whatsoever to determine that any Assets in the Trust Account are or continue to be Eligible Securities. Any instruction or order concerning such investments or substitutions of securities shall be referred to herein as an “Investment Order”. The Trustee shall settle securities transactions by itself or by means of an agent or broker. The Trustee shall not be responsible for any act or omission, or for the solvency, of any such agent or broker except to the extent said act or omission is the result, in whole or in part, of the Trustee’s negligence, willful misconduct or lack of good faith.

(d)                                 The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption and credit as collected the principal amount of the proceeds of any such payment to the Trust Account.

(e)                                  The Trustee is authorized, without further instructions, to exchange securities in temporary form for securities in definitive form, to effect an exchange of the shares where the par value of stock is changed, and to surrender securities at maturity or when advised of earlier call for redemption against payment therefore in accordance with accepted industry practice (with the proceeds of any such payment to be immediately deposited into the Trust Account).

(f)                                    The Trustee shall have no duty to notify the Grantor of any rights, duties, limitations, conditions or other information set forth in any security (including mandatory or optional put, call and similar provisions), but the Trustee shall forward to the Grantor any notices or other documents received in regard to any such security.

(g)                                 The Trustee will execute as agent in the name of the Grantor all declarations, affidavits, and certificates of ownership now or hereafter required in respect of Assets held in the Trust Account.  The Grantor hereby authorizes the Trustee to disclose the Grantor’s name, address and securities positions to issuers of securities held in the Trust Account if, as and to the extent that such disclosure may be required by law.

(h)                                 Any loss incurred from any investment pursuant to the terms of this Section 4 shall be borne exclusively by the Trust Account, The Trustee shall not be liable for any loss due to changes in market rates or penalties for early redemption.

Section 5.                                          The Income Account.

All payments of interest and dividends actually received in respect of Assets in the Trust Account shall be deposited by the Trustee, subject to deduction of the Trustee’s compensation and expenses as provided in Section 8 of the Agreement, in a separate account (the ‘‘Income Account”) established and maintained by the Grantor at an office of the Trustee. The Grantor shall have the right to withdraw funds from the Income Account at any time. For the avoidance of doubt, payments of principal received in respect of Assets in the Trust Account shall not be considered payments of interest or dividends.

7

Section 6.                                          Right to Vote Assets.

The Trustee shall forward all annual and interim stockholder reports and all proxies and proxy materials relating to the Assets in the Trust Account to the Grantor. The Grantor shall have the full and unqualified right to vote any Assets in the Trust Account.

Section 7.                                          Additional Rights and Duties of the Trustee.

(a)                                  The Trustee shall be liable for the safekeeping and administration of the Assets in the Trust Account and shall not deposit such assets with any subcustodians.

(i)                                     The Trustee shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement for safeguarding the Assets in the Trust Account, whether such securities are in the Trustee’s possession or have been redeposited with a subcustodian.

(ii)                                  The Trustee shall be responsible for physical loss of, or damage to, Assets under its care, custody, possession or control, or under the care, custody, possession or control of agents or nominees(s), from all causes including but not limited to fire, burglary, robbery, theft or mysterious disappearance.

(iii)                               In the event of loss or damage to the Assets under the care, custody, possession or control of the Trustee or its agents or nominee(s), the Trustee shall, upon demand of the Grantor or the Beneficiary, promptly replace such Assets with other assets of like kind and quality together with all rights and privileges pertaining to the Assets (by, among other methods, posting appropriate security or bond with the issuer of the Assets to obtain reissue of such Asset(s) or, if acceptable to the Grantor, delivery of cash equivalent to the fair market value of the Assets as of the date of the discovery of the loss or damage).

(iv)                              Nothing contained in any contract between the Trustee and any entity authorized to hold Assets, as defined herein, shall diminish or otherwise alter the liability of the Trustee to the Grantor or the Beneficiary hereunder.

(b)                                 The Trustee shall notify the Grantor and the Beneficiary in writing within ten days following each deposit to, or withdrawal from the Trust Account.

(c)                                  Before accepting any Asset for deposit to the Trust Account, the Trustee shall determine that such Asset is in such form that the Beneficiary whenever necessary may, or the Trustee upon direction by the Beneficiary will, negotiate such Asset without consent or signature from the Grantor of any Person other than the Trustee in accordance with the terms of this Agreement.

(d)                                 The Trustee may deposit any Assets in the Trust Account in a book-entry account maintained with the Federal System Reserve or in depositories such as the Depository Trust

8

Company.  Assets may be held in the name of a nominee maintained by the Trustee or by any such depository.

(e)                                  The Trustee shall accept and open all mail directed to the Grantor or the Beneficiary in care of the Trustee.

(f)                                    The Trustee shall furnish to the Grantor and the Beneficiary a statement of all Assets in the Trust Account upon the inception of the Trust Account and at the end of each calendar quarter thereafter.

(g)                                 Upon the request of the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, during the Trustee’s normal business hours, any books, documents, papers and records relating to the Trust Account or the Assets.

(h)                                 The Trustee is authorized to follow and rely upon all instructions given by officers named in incumbency certificates furnished to the Trustee from time to time by the Grantor and the Beneficiary, respectively, and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter, facsimile transmission, telegram, teletype, cablegram or electronic media, if the Trustee believes such instructions to be genuine and to have been signed, sent or presented by the proper party or parties. The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions. The Trustee shall not incur any liability in executing instructions (i) from an attorney-in-fact prior to receipt by it of notice of the revocation of the written authority of the attorney-in-fact or (ii) from any officer of the Grantor or the Beneficiary named in an incumbency certificate delivered hereunder prior to receipt by it of a more current certificate.

(i)                                     No provision of this Agreement shall require the Trustee to take any action which, in the Trustee’s reasonable judgment, would result in any violation of this Agreement or any provision of law.

Section 8.                                          The Trustee’s Compensation, Expenses and Indemnification.

(a)                                  The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at the rates set forth in Exhibit C attached hereto. The Grantor shall pay or reimburse the Trustee for all of the Trustee’s expenses and disbursements in connection with its duties under this Agreement (including attorney’s fees and expenses), except any such expense or disbursement as may arise from the Trustee’s gross negligence, willful misconduct or lack of good faith. The Trustee shall be entitled to deduct its compensation and expenses from payments of dividends, interest and other income in respect of the Assets held in the Trust Account prior to the deposit thereof to the Income Account as provided in Section 5 of this Agreement.

(b)                                 The Grantor shall indemnify and save harmless the Trustee from all loss, liability or expense (including reasonable fees and expenses of in house or outside counsel) arising from any

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action taken in accordance with the Grantor’s instructions or arising out of or in connection with the status of the Trustee and its nominee as the holder of record of the Assets in connection with (i) this Agreement or (ii) the performance of the Trustee’s duties hereunder, provided that nothing contained herein shall require that the Trustee be indemnified or held harmless for its negligence, willful misconduct, lack of good faith or breach of its obligations under this Agreement. The Grantor hereby acknowledges that the foregoing indemnities shall survive the resignation of the Trustee or the termination of this Agreement and hereby grants the Trustee a lien, right of set-off and security interest in the funds in the Income Account for the payment of any claim for compensation, reimbursement or indemnity hereunder.

(c)                                  No Assets shall be withdrawn from the Trust Account or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee or the Asset Manager.

Section 9.                                          Acceptance, Resignation and Removal of the Trustee.

(a)                                  The Trustee hereby accepts the trust herein created and declared upon the terms herein expressed.

(b)                                 The Trustee may resign at any time upon delivery of written notice of resignation to the Beneficiary and the Grantor, effective not less than ninety (90) days after receipt by the Beneficiary and the Grantor of the notice.

(c)                                  The Trustee may be removed by the Grantor by delivery to the Trustee and the Beneficiary of a written notice of removal, effective not less than ninety (90) days after receipt by the Trustee and the Beneficiary of the notice.

(d)                                 No such resignation or removal of the Trustee shall be effective until a successor trustee has been duly appointed and approved by the Beneficiary and the Grantor and all Assets in the Trust Account have been duly transferred to the new trustee in accordance with paragraph (e) of this Section 9.

(e)                                  Upon receipt of the notice of removal or resignation as provided in paragraph (b) or (c) above, as applicable, the Grantor and the Beneficiary shall appoint a successor trustee. Any successor trustee shall be a bank that is a member of the Federal Reserve System or chartered in the State of New York and shall not be a Parent, a Subsidiary or an Affiliate of the Grantor or the Beneficiary. Upon the acceptance of the appointment as trustee hereunder by a successor trustee and the transfer to such successor trustee of all Assets in the Trust Account, the resignation of the Trustee shall become effective.  Thereupon, such successor trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the Trustee, and the Trustee shall be discharged from any future duties and obligations under this Agreement, but the Trustee shall continue after its resignation to be entitled to the benefits of the indemnities provided herein for the Trustee.

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Section 10.                                   Termination of the Trust Account.

(a)                                  The Trust Account and this Agreement, except for the indemnities provided herein, may be terminated only after (i) the Grantor or the Beneficiary has given the Trustee written notice of its intention to terminate the Trust Account (the “Notice of Intention”), and (ii) the Trustee has given the Grantor and the Beneficiary the written notice specified in paragraph (b) of this Section 10.   The Notice of Intention shall specify the date on which the notifying Party intends the Trust Account to terminate (the “Proposed Date”).

(b)                                 Within ten Business Days following receipt by the Trustee of the Notice of Intention, the Trustee shall give written notification (the “Termination Notice”) to the Beneficiary and the Grantor of the date (the “Termination Date”) on which the Trust Account shall terminate. The Termination Date shall be (a) the Proposed Date (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is at least 30 days but no more than 45 days subsequent to the date the Termination Notice is given; (b) 30 days subsequent to the date the Termination Notice is given (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is fewer than 30 days subsequent to the date the Termination Notice is given; or (c) 45 days subsequent to the date the Termination Notice is given (of if not a Business Day, the next Business Day thereafter), if the Proposed Date is more than 45 days subsequent to the date the Termination Notice is given.

(c)                                  On the Termination Date, upon receipt of written approval of the Beneficiary, the Trustee shall transfer to the Grantor any Assets remaining in the Trust Account, at which time all liability of the Trustee with respect to such Assets shall cease.

Section 11.                                   Definitions.

Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both such forms of such term are used in this Agreement):

The term “Affiliate” with respect to any corporation shall mean a corporation which directly, or indirectly through one of more intermediaries, controls or is controlled by, or is under common control with, such corporation. The term “control” (including the related terms “controlled by” and “under common control with”) shall mean the ownership, directly or indirectly, of more than fifty percent (50%) of the voting stock of a corporation.

The term “Business Day” shall mean any day on which the offices of the Trustee in Boston, Massachusetts, are open for business.

The term “Eligible Securities” shall mean and include cash (United States legal tender), certificates of deposit issued by a United States bank and payable in United States legal tender, investments of stocks and bonds listed by the NAIC’s Securities and Valuation Office or any obligations issued by the State of New Jersey or any of its political subdivisions, any other form of security approved by the New Jersey Commissioner of Insurance upon formal request, or any

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combination of the above; provided, however, that no such securities shall have been issued by a Parent, a Subsidiary or an Affiliate of either the Grantor or the Beneficiary.

The term “Person” shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

The term “Parent” shall mean an institution that, directly or indirectly, controls another institution.

The term “Subsidiary” shall mean an institution controlled, directly or indirectly, by another institution.

Section 12.                                   Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

Section 13.                                   Successors and Assigns.

No Party may assign this Agreement or any of its obligations hereunder without the prior written consent of the other Parties; provided, however, that this Agreement shall inure to the benefit of and bind those who, by operation of law, become successors to the Parties, including, without limitation, any liquidator, rehabilitator, receiver or conservator and any successor merged or consolidated entity and provided further that, in the case of the Trustee, the successor trustee is eligible to be a trustee under the terms hereof.

Section 14.                                   Severability.

In the event that any provision of the Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

Section 15.                                   Entire Agreement.

This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof, and there are no understandings or agreements, conditions or qualifications relative to this Agreement which are not fully expressed in this Agreement.

Section 16.                                   Amendments.

This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, if such modification, amendment or waiver is in writing and signed by all of the Parties.

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Section 17.                                   Notices, etc.

Unless otherwise provided in this Agreement, all notices, directions, requests, demands, acknowledgments and other communications required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made (a) (i) when delivered personally or by internationally recognized courier or (ii) when sent by confirmed facsimile transmission and (b) when addressed as follows:

If to the Grantor:

ACE Capital Re Overseas Ltd.

Victoria Hall

PO Box HM 1826

Hamilton, Bermuda HM HX

Attention: Corporate Secretary

Fax: 441-292-1563

With copies to:

ACE Capital Re Inc.

1325 Avenue of the Americas

New York, NY 10019

Attn: General Counsel

Fax: 212-581-3268

Telephone: 212-974-0100

If to the Beneficiary:

The Prudential Insurance Company of America

290 West Mt. Pleasant Avenue

Livingston, NJ 07039-2729

Attn: Vice President & Controller, Group Insurance

Telephone: 973-548-6340

Fax: 973-548-6304

If to the Trustee:

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Attention: Insurance Custody

Telephone: (816) 871-9232

Telecopy:   (816) 871-9210

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Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other Parties.

Section 18.                                   Headings.

The headings of the Sections and the Table of Contents have been inserted for convenience of reference only, and shall not be deemed to constitute a part of this Agreement.

Section 19.                                   Counterparts

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute one and the same Agreement. All signatures of the parties to this Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces and will be binding upon such party.

Section 20.                                   Force Majeure

In the event that any party to this Agreement is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other cause reasonably beyond its control, such party shall not be liable for damages to the other parties for any unforeseeable damages resulting from such failure to perform or otherwise from such causes. Performance under this Agreement shall resume when the affected party is able to perform substantially that party’s duties.

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Section 21.                                   Trust Account Records

The Trustee shall keep full and complete records of the administration of the Trust Account. The Grantor, the Insurance Departments of the State of New Jersey and/or the Beneficiary may examine such records at any time during business hours, upon reasonable request.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

ACE CAPITAL RE OVERSEAS LTD.
as Grantor

By:
Title:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
as Beneficiary

By:
Title:

STATE STREET BANK & TRUST COMPANY
as Trustee

By:
Title:

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EXHIBIT A

Reinsurance Agreement by and between ACE Bermuda Insurance Ltd. and the Beneficiary dated as of March 31,1998, which agreement was assigned to the Grantor as of January 1, 2000 pursuant to the Assignment Agreement among ACE Bermuda Insurance Ltd., the Beneficiary and the Grantor.

Reinsurance Agreement by and between the Grantor and the Beneficiary dated as of September 30, 1999.

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EXHIBIT B

Cash

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EXHIBIT C

I.                                         CUSTODY

Custody: Maintain custody of fund assets. Settle portfolio purchases and sales. Report buy and sell fails. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Monitor corporate actions. Report portfolio positions. On-line access to portfolio information via Insight.

Monthly Portfolio Charge	$250/month

Annual Asset Based Fee	0.2 basis points

II.                                     PORTFOLIO TRANSACTIONS

DTC	$7.50
PTC	$7.50
FED	$7.50
New York Physical Settlements	$25.00
Physical Maturity Collections	$10.00
State Street Investment Products	No Charge
Paydowns	No Charge
Foreign Exchange Through State Street	No Charge
Foreign Exchange Through Third Parties	$50.00
Option charge for each option written or closing contract, per issue, per broker	$25.00
Option expiration or exercised charge, per issue, per broker	$15.00
Futures transactions – no security movement	$8.00

III.                                 MONTHLY PORTFOLIO HOLDINGS CHARGE

DTC	$2.00/issue
PTC	$2.00/issue
FED	$2.00/issue
Physical	$3.00/issue

IV.                                OUT-OF-POCKET EXPENSES

A billing for the recovery of applicable out-of pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to, the following:

- Supplies Related to Portfolio Records

- Wire Charges ($5.00 in and $5.00 out)

- Postage and Insurance

- Courier Service

- Legal Fees

- Communication (telephone/facsimile)

- Transfer Fees

- Sub-custodian charges

- Federal Reserve Fee for Return

- Check items over $2,500 ($4.25 each)

- Rush Transfer ($8 each)

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Exhibit E

STOP LOSS AGREEMENT

between

ACE CAPITAL RE OVERSEAS LTD.

of

Hamilton, Bermuda

and

LONDON LIFE AND CASUALTY REINSURANCE CORPORATION

of

St. Michael, Barbados

ARTICLES

I	Coverage
II	Stop Loss Premium
III	Claims Settlements
IV	Exclusions
V	Reports and Remittances
VI	Notices
VII	Errors and Omissions
VIII	Access to Records
IX	Arbitration
X	Offset
XI	Insolvency of the Company
XII	Representations and Warranties
XIII	Parties to the Agreement
XIV	Severability
XV	Integration, Amendment and Assignment
XVI	Commencement and Termination
XVII	Currency
XVIII	Federal Excise Taxes
XIX	Execution

SCHEDULES

A	Stop Loss Benefits
B	Quarterly Payment Calculation Report

EXHIBITS
1	Underlying Agreement
2	Assignment Agreement

This Stop Loss Agreement (this “Agreement”) is made and entered into as of August 1, 2000 by and between ACE Capital Re Overseas Ltd., a company registered and licensed under the laws of Bermuda, hereinafter referred to as the “Company”, and London Life and Casualty Reinsurance Corporation, a company located in St. Michael, Barbados, hereinafter referred to as the “Reinsurer”.

WITNESSETH:

WHEREAS, A.C.E. Insurance Company Ltd. (“ACE”) entered into a quota share reinsurance agreement with The Prudential Insurance Company of America (“Prudential”) dated as of March 31, 1998, a copy of which (including all amendments thereto as of the date hereof) is attached hereto as Exhibit 1 (as amended, the “Underlying Agreement”); and

WHEREAS, pursuant to an assignment agreement among Prudential, the Company and ACE (the “ Assignment Agreement”), ACE assigned all of its rights and obligations under the Underlying Agreement to the Company effective as of March 31, 1998, and the Company was substituted for ACE as the reinsurer of Prudential under the Underlying Agreement (as copy of the Assignment Agreement is attached hereto as Exhibit 2); and

WHEREAS, the Company desires to retrocede a portion of its liability under the Underlying Agreement to the Reinsurer, and the Reinsurer is willing to assume such liability on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, In consideration of the mutual covenants contained herein, the parties hereto agree as follows:

Article I

Coverage

The Reinsurer shall be liable to the Company for the Stop Loss Benefit (as defined in Schedule A hereto) calculated with respect to each calendar quarter during the term of this Agreement. The Stop Loss Benefit shall be paid in accordance with Article V hereof.

Article II

Stop Loss Premium

The premium for the reinsurance provided hereunder (the “Stop Loss Premium”) is $500,000. The Company shall pay the Stop Loss Premium, net of federal excise tax, to the Reinsurer no later than 30 days after the execution of this Agreement.

Article III

Claims Settlements

All claims settlements made by the Company shall be binding upon the Reinsurer.

Article IV

Exclusions

The Reinsurer shall not participate in any punitive, statutory, compensatory or exemplary damages awarded against the Company or legal expenses incurred by the Company in defense of action taken in such connection, unless the Reinsurer shall have been made aware of and have concurred in writing with the actions taken by the Company which lead to the awarding of such extra-contractual damages.

Article V

Reports and Remittances

Within 30 days of the end of each calendar quarter, the Company will provide the Reinsurer a report in the form of Schedule B hereto (the “Quarterly Payment Calculation Report”). Any Stop Loss Benefit payable in respect of a calendar quarter shall be paid by the Reinsurer within 10 days following receipt of the Quarterly Payment Calculation Report for such quarter.

The Company will also forward to the Reinsurer all reports provided by Prudential pursuant to the terms of the Underlying Agreement within 15 days of the Company’s receipt of the same.

Article VI

Notices

All notices under this Agreement shall be addressed as follows:

To the Company:

ACE Capital Re Overseas Ltd.

11 Victoria Hall

Victoria Street

Hamilton, Bermuda HM HX

Facsimile: 441-299-8813

Attn: Corporate Secretary

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With a copy to:

ACE Capital Re Inc.

1325 Avenue of the Americas

New York, New York 10019

Facsimile: 212-581-3268

Attn: Corporate Secretary

To the Reinsurer:

London Life and Casualty Reinsurance Corporation

Life of Barbados Building

Wildey, St. Michael

Barbados

Attention: Cheryl Harrison

Facsimile: 246-436-0175

The parties may change the notice address by formal written notice, specifying the new address.

Article VII

Errors and Omissions

In the event of failure to comply with any terms of this Agreement through an inadvertent error, omission or oversight by either party which is shown to be unintentional, this Agreement will not be deemed abrogated thereby. The oversight will be corrected as soon as it comes to light in such a way that both the Company and the Reinsurer will be restored to the position they would have occupied had no such oversight or omission occurred.

Article VIII

Access to Records

The Company shall allow the Reinsurer to inspect or audit, at all reasonable times, all records of the Company with respect to the business reinsured under this Agreement, or with respect to claims, losses or legal proceedings which involve or have a bearing upon the Reinsurer, at the expense of the Reinsurer.

Article IX

Arbitration

It is the intention of the Company and the Reinsurer that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all matters of business with

3

the highest good faith. If the Company or the Reinsurer cannot mutually resolve a dispute that arises out of or relates to this Agreement, however, the dispute will be decided through arbitration. The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industries rather than solely on a strict interpretation of the applicable law; there will be no appeal from their decision (absent manifest error) and any court having jurisdiction of the subject matter and the parties may reduce that decision to judgment.

To initiate arbitration, either the Reinsurer or the Company will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will acknowledge receipt of the notification in writing within ten (10) days of its receipt.

There will be three arbitrators who will be current or former officers of life insurance companies, but not current or former directors, officers or employees of the Company, the Reinsurer, or any of their affiliates. Each of the parties will appoint one of the arbitrators and these two arbitrators will select the third. If cither party refuses or neglects to appoint an arbitrator within 60 days of the date of the notice of arbitration, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within 45 days of the date on which the second arbitrator was appointed, the parties shall employ the ARIAS-U.S. Umpire Appointment Procedures to appoint the third arbitrator. If the ARIAS-U.S. Umpire Appointment Procedures have been terminated, the parties shall jointly petition the American Arbitration Association to appoint the third arbitrator.

It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in the first paragraph of this Article. Therefore at no time will either the Reinsurer or the Company engage in private communications with any of the arbitrators concerning the dispute.

The arbitration hearing will be held in New York, New York, on the date fixed by the arbitrators. In no event will this date be later than six (6) months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish pre-arbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party will provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they will give evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. The party initiating the arbitration will have the burden of proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration.

The cost of the arbitration will be borne by the losing party unless the arbitrators decide otherwise; provided, that each party shall be responsible for its own legal fees and expenses.

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This Article shall survive termination of this Agreement.

Article X

Offset

The parties hereto have the right to offset any balance(s) due from one to the other under this Agreement or any other agreement heretofore or hereafter entered into between the Company and the Reinsurer, whether acting as assuming reinsurer or ceding company. The party asserting the right of offset may exercise such right at any time whether the balance(s) due are on account of premiums, losses, salvage or otherwise. This provision shall not be affected by the insolvency of either party hereto.

Article XI

Insolvency of the Company

In the event of the insolvency of the Company, this reinsurance will be payable directly to the Company, or to its liquidator, receiver, conservator or statutory successor, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. The Reinsurer shall be given written notice of the pendency of each loss or claim which may involve the retrocessional liability provided by this Agreement within a reasonable time after such loss or claim is tiled in the insolvency proceedings.

The Reinsurer shall have the right to investigate each such loss or claim and interpose at its own expense in the proceeding where the loss or claim is to be adjudicated, any defense which it may deem available to the Company or its liquidator, receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

Article Xll

Representations and Warranties

A.                                    Of the Company:

1.               Organization, Standing and Authority of the Company. The Company is a life insurance company duly organized and validly existing under the laws of Bermuda.

2.               Authorization. The Company has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.   The execution and

5

delivery by the Company of this Agreement, and the performance by the Company of its obligations under this Agreement, have been duly authorized by all necessary corporate action. This Agreement, when duly executed and delivered by the Company, subject to the due execution and delivery by the Reinsurer, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3.               No Conflict or Violation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not (a) violate any provision of the Memorandum of Association or Bylaws of the Company, or (b) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, the Company or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon the Company.

3.               Approvals of Governmental Authorities. No consent, waiver, license, approval, order or authorisation of, or registration, filing or declaration with, or notices to, any person, entity or governmental authority is required to be obtained, made or given by or with respect to the Company in connection with (i) the execution and delivery of this Agreement by the Company, or (ii) the consummation by the Company of the transactions contemplated hereby.

B.                                    Of the Reinsurer:

1.               Organisation. Standing and Authority of the Reinsurer.   The Reinsurer is a life insurance company duly organized, validly existing and in good standing under the laws of Barbados.

2.               Authorization. The Reinsurer has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.   The execution and delivery by the Reinsurer of this Agreement, and the performance by the Reinsurer of its obligations under this Agreement, have been duly authorized by all necessary corporate action.    This Agreement, when duly executed and delivered by the Reinsurer, subject to the due execution and delivery by the Company, will be a valid and binding obligation of the Reinsurer, enforceable against the Reinsurer in accordance with its terms.

3.               No Conflict or Violation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (a) violate any provision of the Articles of Incorporation, Bylaws or other charter or organizational document of the Reinsurer, or (b) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, the Reinsurer or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon the Reinsurer.

6

4.               Approvals of Governmental Authorities. No consent, waiver, license, approval, order or authorization of, or registration, filing or declaration with, or notices to, any person, entity or governmental authority is required to be obtained, made or given by or with respect to the Reinsurer in connection with (i) the execution and delivery of this Agreement by the Reinsurer, or (ii) the consummation by the Reinsurer of the transactions contemplated hereby.

Article XIII

Parties to Agreement

This is an agreement solely between the Company and the Reinsurer. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the Reinsurer and the insured or beneficiary under any business reinsured hereunder, and the Company shall remain solely liable to such insured or beneficiary.

Article XIV

Severability

To the extent that this Agreement may be in conflict with any applicable law or regulation, this Agreement shall be amended, at the mutual agreement of both the Company and the Reinsurer, to the extent possible, to comply with such law and regulation. If any term or provision of this Agreement shall be found by a court of competent jurisdiction to be illegal or otherwise unenforceable, the same shall not invalidate the whole of this Agreement, but such term or provision shall be deemed modified to the extent necessary in the court’s opinion to render such term or provision enforceable, and the rights and obligations of the parties shall be construed and enforced accordingly preserving to the fullest permissible extent the intent and agreements of the parties set forth herein.

Article XV

Integration, Amendment and Assignment

This Agreement shall constitute the entire agreement between the parties with respect to the reinsurance of the business covered and mere are no understandings between the parties other than as expressed in this Agreement. Furthermore, this Agreement may not be altered, modified or in any way amended except by an instrument in writing duly executed by the proper officials of both parties. This Agreement may not be assigned by either party without the written consent of the other party; provided, however, in the event the Company assigns its rights and obligations under the Underlying Agreement to an affiliate, the Company may assign its rights and obligations hereunder to such affiliate

7

without the consent of the Reinsurer. The Company shall give prompt notice of any such assignment to the Reinsurer.

Article XVI

Commencement and Termination

This Agreement shall be effective as of March 31, 2000 (the “Effective Date”). This Agreement shall continue until such time as the Company has no further liability under the Underlying Agreement, unless earlier terminated in accordance with the following paragraph.

The Company may terminate this Agreement as of the first day of any calendar quarter on or after the 10th anniversary of the Effective Date (the “Termination Date”) upon 60 days’ prior written notice to the Reinsurer. Any such termination shall be on a cut-off basis, meaning that the Reinsurer shall have no liability in respect of Stop Loss Benefits calculated with respect to calendar quarters commencing on or after the Termination Date. However, the rights and obligations of the Company and the Reinsurer applicable to the period prior to the Termination Date shall not be affected by such termination.

Within ten days of the Termination Date, the Reinsurer will pay the Company $200,000 and any Stop Loss Benefit for any preceding calendar quarter that is due and unpaid.

Article XVII

Currency

The currency for the purpose of this Agreement will be US dollars, and the premiums and liabilities shall be expressed and payable in that currency.

Article XVIII

Federal Excise Taxes

To the extent the Stop Loss Premium is subject to the federal excise tax, the Reinsurer agrees to allow for the purpose of paying the federal excise tax one percent of the Stop Loss Premium, and the Company shall make payment of such tax to the U.S government.

8

Article XIX

Execution

In witness of the above, this Agreement is signed in duplicate as of the date first above written and at the places indicated.

ACE Capital Re Overseas Ltd.

By:
Title:

London Life and Casualty Reinsurance Corporation

By:
Title:

9

Schedule A

Stop Loss Benefits

On the last day of each calendar quarter a Stop Loss Benefit will be calculated.

The Stop Loss Benefit is equal to

[A - B] x C, but not less than zero and not greater than D

where:

A = Accumulated Benefits

B = Attachment Point

C = Quota Share Percentage

D = Maximum Claim

as each such term is defined below.

“Accumulated Benefits” means:

As of March 31, 2000, $8,545,149.

As of the last day of each subsequent calendar quarter, an amount equal to (i) the Accumulated Benefit as of the last day of the immediately preceding calendar quarter multiplied by [1 + R/4 + 0.0015] plus (ii) the total of all amounts payable by the Company under the Underlying Agreement in respect of the current calendar quarter as reported on Line 7 of the Quarterly Payment Calculation Report for the current calendar quarter.

“Attachment Point” means:

As of March 31, 2000, $104,468,755.

As of the last day of each subsequent calendar quarter, an amount equal to (i) the Attachment Point as of the last day of the immediately preceding calendar quarter plus the Stop Loss Benefit for the immediately preceding calendar quarter multiplied by (ii) 1 + R/4+ 0.0015.

“Quota Share” means 90%.

“Maximum Claim” means:

As of March 31, 2000, $37,500,000.

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As of the last day of each subsequent calendar quarter, an amount equal to (i) the Maximum Claim as of the last day of the immediately preceding calendar quarter minus the Stop Loss Benefit for the immediately preceding calendar quarter multiplied by (ii) 1 + R/4 +0.0015.

“R” means, with respect to a calendar quarter, an effective annual rate determined in accordance with the formula “D/(1-D)”, where “D” is expressed as a decimal and is equal to the rate of discount for the Treasury Bill that matures closest to the 90th day after the first calendar day of such quarter, as reported under the “ask” column in the Applicable Source (as such term is defined in the Underlying Agreement) on the first business day of such calendar quarter.

11

Schedule B

Quarterly Payment Calculation Report

Report for the Calendar Quarter Ended

1. C = Quota Share:	90%

2. X = Accumulated Benefits at end of prior quarter:

3. Y = Stop Loss Benefit paid for prior quarter:

4. Z = Attachment Point at end of prior quarter:

5. W = Maximum Claim at end of prior quarter:

6. R = Interest rate per Schedule A :

7. E = Amounts payable under Underlying Agreement in respect of current calendar quarter:

8. A = Accumulated Benefits for current quarter: = [1 + R/4+.0.0015] x X plus E =

9. B = Attachment Point at end of current quarter: = [1 + R/4 + 0.0015] x. [Y + Z] =

10. D = Maximum Claim at end of current quarter: = [1 + R/4 + 0.0015] x [W - Y] =

11. Stop Loss Benefit for current quarter: = Min {Max [(A – B) x C, 0], D} =

12

Exhibit 1

[Underlying Agreement]

13

Exhibit 2

[Assignment Agreement]

14

Exhibit F

ASSIGNMENT AGREEMENT RELATING TO REINSURANCE AGREEMENTS

This Assignment Agreement Relating to Reinsurance Agreements (this “Assignment Agreement”), dated as of January 1, 2000, is made and entered into by and between ACE 1NA Overseas Insurance Company (“AIOIC”), The Prudential Insurance Company of America (“Prudential”) and ACE Capital Re Overseas Ltd. (formerly, KRE Reinsurance Ltd.) (“ACRO”) (AIOIC, Prudential and ACRO are collectively referred to hereinafter as the “Parties”).

WITNESSETH:

WHEREAS, ACE Bermuda Insurance Ltd. (formerly, A.C.E. Insurance Company, Ltd.) (“ACE”) (as the reinsurer) and Prudential (as the reinsured) entered into a reinsurance agreement dated as of March 31, 1998 (as amended to date, the “1998 Reinsurance Agreement”), a copy of which is attached hereto as Exhibit A, wherein Prudential ceded to ACE and ACE assumed from Prudential certain liabilities of Prudential under a medical care benefits stop loss policy with a March 31, 1998 contract date issued by Prudential to the Columbia Energy Group and certain of its subsidiaries; and

WHEREAS, ACE, Prudential and ACRO entered into an assignment agreement, a copy of which is attached hereto as Exhibit B, wherein ACE assigned to ACRO and ACRO assumed from ACE, effective as at 12:01 A.M. Eastern Standard Time on January 1, 2000, all of ACE’s rights and obligations under the 1998 Reinsurance Agreement; and

WHEREAS, ACRO (as the reinsurer) and Prudential (as the reinsured) entered into a reinsurance agreement dated as of September 30, 1999 (the “1999 Reinsurance Agreement”), a copy of which is attached hereto as Exhibit C, wherein Prudential ceded to ACRO and ACRO assumed from Prudential certain liabilities of Prudential under a medical care benefits stop loss policy with a September 30, 1999 contract date issued by Prudential to the Columbia Energy Group and certain of its subsidiaries; and

WHEREAS, the Parties hereto wish to substitute, with effect from the Effective Date (as defined below), AIOIC for ACRO as the reinsurer under both the 1998 Reinsurance Agreement and the 1999 Reinsurance Agreement (collectively, the “Reinsurance Agreements”).

NOW, THEREFORE, in consideration of the above stated premises and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties hereby agree as follows:

1.               By way of this Assignment Agreement, with effect from 12:01:01 A.M. Eastern Standard Time on January 1, 2000 (the “Effective Date”), AIOIC shall replace ACRO for all purposes under the Reinsurance Agreements as though it were the named reinsurer thereunder.

2.               As of the Effective Date, AIOIC shall assume all of the present and future liabilities and obligations of ACRO under the Reinsurance Agreements and shall be substituted for ACRO, in ACRO’s name, place and stead, as the reinsurer thereon so as to effect an assignment of the Reinsurance Agreements, and ACRO shall be simultaneously released from any and all present and future liabilities or obligations thereunder.

3.               As of the Effective Date, AIOIC shall be entitled to all of the rights of ACRO under the Reinsurance Agreements, and shall be entitled to enforce all such rights in the name, place and stead of ACRO.

4.               As of the Effective Date, Prudential shall be entitled to and shall disregard ACRO as a party to the Reinsurance Agreements and shall be entitled to and shall treat AIOIC as if it had been the named reinsurer thereunder.

5.               As of the Effective Date, Prudential shall be entitled to and shall file claims arising under the Reinsurance Agreements directly with AIOIC.

6.               As consideration for the assumption of liabilities by AIOIC, ACRO shall assign to AIOIC all of ACRO’s right, title and interest in the trust account established for the benefit of Prudential pursuant to the trust agreement dated as of May 1, 2000 among ACRO, Prudential and State Street Bank & Trust Company.

7.               In consideration of Prudential’s agreement to the assignment and assumption effected hereby, AIOIC shall pay $25,000 to Prudential by wire transfer within five days following the date of execution of this Assignment Agreement.

8.               This Assignment Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to its conflict of laws doctrine.

9.               Any dispute, controversy or claim arising out of or relating to this Assignment Agreement shall be subject to arbitration in accordance with the provisions of Article 19 of the 1998 Reinsurance Agreement.

10.         This Assignment Agreement shall not alter, amend or in any way limit the terms and provisions of the Reinsurance Agreements except to the extent stated herein.

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11.         This Assignment Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Assignment Agreement has been executed by the following individuals duly authorized to act on behalf of the parties:

ACE INA Overseas Insurance Company

By:
Name:
Title:

ACE Capital Re Overseas Ltd.

By:
Name:
Title:

The Prudential Insurance Company of America

By:
Name:
Title:

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Exhibit A

[1998 Reinsurance Agreement]

Exhibit B

[Assignment Agreement between Prudential, ACE and ACRO]

Exhibit C

[1999 Reinsurance Agreement]

4

Exhibit G

ASSIGNMENT AGREEMENT AND AMENDMENT
RELATING TO TRUST AGREEMENT

This Assignment Agreement and Amendment Relating to Trust Agreement (this “Assignment and Amendment Agreement”), dated as of December 1, 2000, is made and entered into by and between ACE INA Overseas Insurance Company (“AIOIC”), The Prudential Insurance Company of America (“Prudential”), ACE Capital Re Overseas Ltd. (“ACRO”) and State Street Bank & Trust Company (“State Street”) (AIOIC, Prudential, ACRO and State Street are collectively referred to hereinafter as the “Parties”).

WITNESSETH:

WHEREAS, ACRO, Prudential and State Street entered into a trust agreement dated as of May 1, 2000 (the “Trust Agreement”), a copy of which is attached hereto as Exhibit A, wherein ACRO established the Trust Account (as defined in the Trust Agreement) with State Street for the benefit of Prudential to secure the obligations of ACRO to Prudential under the Reinsurance Agreements (as defined in the Trust Agreement); and

WHEREAS, ACRO has assigned to AIOIC and AIOIC has assumed from ACRO, effective as of 12:01:01 A.M. Eastern Standard Time on January 1, 2000, all of ACRO’s rights and obligations under the Reinsurance Agreements; and

WHEREAS, ACRO desires to assign to AIOIC and AIOIC desires to assume from ACRO, effective as of the date of this Assignment and Amendment Agreement, all of ACRO’s rights in the Trust Account and all of ACRO’s rights and obligations under the Trust Agreement; and

WHEREAS, Prudential, AIOIC and State Street desire to amend the Trust Account in certain respects effective as of the Effective Date.

NOW, THEREFORE, in consideration of the above stated premises and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties hereby agree as follows:

1.               ACRO hereby assigns to AIOIC all of its right, title and interest in and to the Trust Account and the Income Account (as defined in the Trust Agreement) with effect from 11:59 P.M. Eastern Standard Time on December 31, 2000 (the “Effective Date”).

2.               By way of this Assignment and Amendment Agreement, with effect from the Effective Date, AIOIC shall replace ACRO for all purposes under the Trust Agreement as though it were the named grantor thereunder.

3.               As of the Effective Date, AIOIC shall assume all of the present and future liabilities and obligations of ACRO under the Trust Agreement and shall be substituted for ACRO, in ACRO’s name, place and stead, as the grantor thereunder so as to effect an assignment of the Trust Agreement, and ACRO shall be simultaneously released from any and all present and future liabilities or obligations thereunder.

4.               As of the Effective Date, AIOIC shall be entitled to all of the rights of ACRO under the Trust Agreement, and shall be entitled to enforce all such rights in the name, place and stead of ACRO.

5.               As of the Effective Date, Prudential shall be entitled to and shall disregard ACRO as a party to the Trust Agreement and shall be entitled to and shall treat AIOIC as if it had been the named grantor thereunder.

6.               As of the Effective Date, the Trust Agreement is amended as follows:

A.                                   By adding to Section 3(e) the word “and”  and by adding to Section 3, immediately following clause (e), the following clause (f):

(f)   to make payment to the Grantor of any amounts held in the Trust Account that exceed 102% of the actual amount required to fund the Grantor’s obligations under the Reinsurance Agreements.

B.                                     By deleting Section 5 in its entirety.

C.                                     By deleting from the last sentence of clause (a) of Section 8 the words “prior to the deposit thereof in the Income Account as provided in Section 5 of this Agreement”.

D.                                    By deleting from the last sentence of clause (b) of Section 8 the words “and hereby grants the Trustee a lien, right of set-off and security interest in the funds in the Income Account for the payment of any claim for compensation, reimbursement or indemnity hereunder”.

E.                                      By deleting from the first sentence of Section 7(h) the words “named in incumbency certificates furnished to the Trustee from time to time by the Grantor and the Beneficiary, respectively” and inserting in lieu thereof the words “designated by the Grantor and the Beneficiary, respectively, in a Funds Transfer Operating Agreement”.

F.                                      By deleting from the last sentence of Section 7(h) the words “an incumbency certificate delivered hereunder prior to receipt by it of a more current certificate” and inserting in lieu thereof the words “a Funds Transfer Operating Agreement, which may be updated from time to time”.

7.               This Assignment and Amendment Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws doctrine.

8.               This Assignment and Amendment Agreement shall not alter, amend or in any way limit the terms and provisions of the Trust Agreement except to the extent stated herein.

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9.               This Assignment and Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Assignment and Amendment Agreement has been executed by the following individuals duly authorized to act on behalf of the Parties:

ACE INA Overseas Insurance Company

By:
Name:
Title:

ACE Capital Re Overseas Ltd.

By:
Name:
Title:

The Prudential Insurance Company of America

By:
Name:
Title:

State Street Bank & Trust Company

By:
Name:
Title:

3

Exhibit A

[Trust Agreement]

4

Exhibit H

ASSIGNMENT AGREEMENT RELATING TO STOP LOSS AGREEMENT

This Assignment Agreement Relating to Stop Loss Agreement (this “Assignment Agreement”), dated as of December 1, 2000, is made and entered into by and between ACE INA Overseas Insurance Company (“AIOIC”) and ACE Capital Re Overseas Ltd. (AIOIC and ACRO are collectively referred to hereinafter as the “Parties”).

WITNESSETH:

WHEREAS, London Life and Casualty Reinsurance Corporation (“London Life”) (as the reinsurer) and ACRO (as the reinsured) entered into a Stop Loss Agreement dated as of August 1, 2000 (the “Stop Loss Agreement”), a copy of which is attached hereto as Exhibit A, wherein London Life reinsured, on a stop loss basis, a portion of the liability of ACRO under the Underlying Agreement (as defined in the Stop Loss Agreement); and

WHEREAS, the Stop Loss Agreement permits ACRO (without the consent of London Life) to assign its rights and obligations under the Stop Loss Agreement to any affiliate to which ACRO has assigned its rights and obligations under the Underlying Agreement; and

WHEREAS, ACRO has assigned to AIOIC and AIOIC has assumed from ACRO, effective as at 12:01:01 A.M. Eastern Standard Time on January 1, 2000, all of ACRO’s rights and obligations under the Underlying Agreement; and

WHEREAS, AIOIC and ACRO are affiliates; and

WHEREAS, ACRO and AIOIC desire that ACRO assign its rights and obligations under the Stop Loss Agreement to AIOIC.

NOW, THEREFORE, in consideration of the above stated premises and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties hereby agree as follows:

1.               By way of this Assignment Agreement, with effect from 12:01 A.M. Eastern Standard Time on March 31, 2000 (the “Effective Date”), AIOIC shall replace ACRO for all purposes under the Stop Loss Agreement as though it were the named reinsured thereunder.

2.               As of the Effective Date, AIOIC shall assume all of the present and future liabilities and obligations of ACRO under the Stop Loss Agreement and shall be substituted for ACRO, in ACRO’s name, place and stead, as the reinsurer thereon so as to effect an assignment of the Stop Loss Agreement, and ACRO shall be simultaneously released from any and all present and future liabilities or obligations thereunder.

3.               As of the Effective Date, AIOIC shall be entitled to all of the rights of ACRO under the Stop Loss Agreement, and shall be entitled to enforce all such rights in the name, place and stead of ACRO.

4.               As of the Effective Date, London Life shall be entitled to and shall disregard ACRO as a party to the Stop Loss Agreement and shall be entitled to and shall treat A1OIC as if it had been the named reinsured thereunder.

5.               This Assignment Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to its conflict of laws doctrine.

6.               Any dispute or controversy arising under or in connection with this Assignment Agreement shall be settled exclusively by arbitration conducted by a single arbitrator sitting in New York, New York, in accordance with the commercial rules of the American Arbitration Association (the “AAA”) then in effect. The arbitrator shall be selected by mutual agreement of the parties; provided, that, in the event the parties are unable to agree on an arbitrator within 15 days, the arbitrator shall be selected by the president of the AAA or by the president’s designee; provided, further, that no arbitrator shall be affiliated with either party. Each party shall bear its own expenses incurred in connection with the arbitration, and the parties shall share equally the costs of the arbitration proceeding, including, without limitation, the fees, costs and expenses imposed or incurred by the arbitrator. Judgment may be entered on the arbitrator’s award in any court having jurisdiction. The procedures specified in this Section shall be the sole and exclusive procedures for the resolution of irreconcilable disputes between the parties arising out of or relating to this Assignment Agreement.

7.               This Assignment Agreement shall not alter, amend or in any way limit the terms and provisions of the Stop Loss Agreement except to the extent stated herein.

8.               This Assignment Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.               ACRO shall provide a copy of this Assignment Agreement to London Life promptly following the execution hereof.

IN WITNESS WHEREOF, this Assignment Agreement has been executed by the following individuals duly authorized to act on behalf of the parties:

ACE INA Overseas Insurance Company

By:
Name:
Title:

ACE Capital Re Overseas Ltd.

By:
Name:
Title:

2

Exhibit A

[Stop Loss Agreement]

3

Exhibit I

FIRST AMENDMENT TO STOP LOSS AGREEMENT

This FIRST AMENDMENT TO STOP LOSS AGREEMENT (this “Amendment”), dated as of April [   ], 2001, is entered into between LONDON LIFE AND CASUALTY REINSURANCE CORPORATION (the “Reinsurer”) and ACE INA OVERSEAS INSURANCE COMPANY LTD. (the “Company”) with respect to the Stop Loss Agreement (as defined below).

WHEREAS, the Reinsurer and ACE Capital Re Overseas Ltd, (“ACRO”) entered into a stop loss agreement dated as of August 1, 2000 (the “Stop Loss Agreement”); and

WHEREAS, pursuant to an assignment agreement dated as of December 1, 2000, ACRO assigned to the Company its rights and obligations under the Stop Loss Agreement with effect from March 31, 2000; and

WHEREAS, the Company and the Reinsurer desire to amend the Stop Loss Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.               Effective as of March 31, 2000, the Stop Loss Agreement is amended by deleting from Schedule A thereto the following:

“Maximum Claim” means:

As of March 31, 2000, $37,500,000

and inserting in lieu thereof the following:

“Maximum Claim” means:

As of March 31, 2000, $42,135,000.

2.               Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, exclusions or limitations of the Stop Loss Agreement except as expressly stated herein.

3.               This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. All signatures of parties to this Amendment may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces and will be binding upon such party.

IN WITNESS WHEREOF, this Amendment has been executed by the following individuals duly authorized to act on behalf of the parties.

LONDON LIFE AND CASUALTY REINSURANCE CORPORATION

By:
Name:
Title:

ACE INA OVERSEAS INSURANCE COMPANY LTD.

By:
Name:
Title:

2

Exhibit J

STOP LOSS AGREEMENT

between

ACE INA OVERSEAS INSURANCE COMPANY

of

Hamilton, Bermuda

and

LONDON LIFE AND CASUALTY REINSURANCE CORPORATION

of

St. Michael, Barbados

ARTICLES

I	Coverage
II	Stop Loss Premium
III	Claims Settlements
IV	Exclusions
V	Reports and Remittances
VI	Notices
VII	Errors and Omissions
VIII	Access to Records
IX	Arbitration
X	Offset
XI	Insolvency of the Company
XII	Representations and Warranties
XIII	Parties to the Agreement
XIV	Severability
XV	Integration, Amendment and Assignment
XVI	Commencement and Termination
XVII	Currency
XVIII	Federal Excise Taxes
XIX	Execution

SCHEDULES

A	Stop Loss Benefits
B	Quarterly Payment Calculation Report

EXHIBITS

1	Underlying Agreement
2	Assignment Agreement

This Stop Loss Agreement (this “Agreement”) is made and entered into as of January 1, 2001 by and between ACE INA Overseas Insurance Company, a company registered and licensed under the laws of Bermuda, hereinafter referred to as the “Company”, and London Life and Casualty Reinsurance Corporation, a company located in St. Michael, Barbados, hereinafter referred to as the “Reinsurer”.

WITNESSETH:

WHEREAS, ACE Capital Re Overseas Ltd. (“ACE”) entered into a quota share reinsurance agreement with The Prudential Insurance Company of America (“Prudential”) dated as of September 30, 1999, a copy of which is attached hereto as Exhibit 1 (the “Underlying Agreement”); and

WHEREAS, pursuant to an assignment agreement among Prudential, the Company and ACE (the “Assignment Agreement”), ACE assigned all of its rights and obligations under the Underlying Agreement to the Company effective as of January 1, 2000 and the Company was substituted for ACE as the reinsurer of Prudential under the Underlying Agreement (as copy of the Assignment Agreement is attached hereto as Exhibit 2); and

WHEREAS, the Company desires to retrocede a portion of its liability under the Underlying Agreement to the Reinsurer, and the Reinsurer is willing to assume such liability on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, In consideration of the mutual covenants contained herein, the parties hereto agree as follows:

Article I

Coverage

The Reinsurer shall be liable to the Company for the Stop Loss Benefit (as defined in Schedule A hereto) calculated with respect to each calendar quarter during the term of this Agreement. The Stop Loss Benefit shall be paid in accordance with Article V hereof.

Article II

Stop Loss Premium

The premium for the reinsurance provided hereunder (the “Stop Loss Premium”) is $300,000. The Company shall pay the Stop Loss Premium, net of federal excise tax, to the Reinsurer no later than 30 days after the execution of this Agreement.

Article III

Claims Settlements

All claims settlements made by the Company shall be binding upon the Reinsurer.

Article IV

Exclusions

The Reinsurer shall not participate in any punitive, statutory, compensatory or exemplary damages awarded against the Company or legal expenses incurred by the Company in defense of action taken in such connection, unless the Reinsurer shall have been made aware of and have concurred in writing with the actions taken by the Company which lead to the awarding of such extra-contractual damages.

Article V

Reports and Remittances

Within 30 days of the end of each calendar quarter, the Company will provide the Reinsurer a report in the form of Schedule B hereto (the “Quarterly Payment Calculation Report”). Any Stop Loss Benefit payable in respect of a calendar quarter shall be paid by the Reinsurer within 10 days following receipt of the Quarterly Payment Calculation Report for such quarter.

The Company will also forward to the Reinsurer all reports provided by Prudential pursuant to the terms of the Underlying Agreement within 15 days of the Company’s receipt of the same.

Article VI

Notices

All notices under this Agreement shall be addressed as follows:

To the Company:

ACE INA Overseas Insurance Company

Clarendon House

2 Church Street

PO Box 11M 1022

Hamilton, Bermuda HM 11

Attn: Corporate Secretary

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With a copy to:

ACE Capital Re Inc.

1325 Avenue of the Americas

New York, New York 10019

Facsimile: 212-581-3268

Attn: Corporate Secretary

To the Reinsurer:

London Life and Casualty Reinsurance Corporation

Life of Barbados Building

Wildey, St. Michael

Barbados

Attention: Cheryl Harrison

Facsimile: 246-436-0175

The parties may change the notice address by formal written notice, specifying the new address.

Article VII

Errors and Omissions

In the event of failure to comply with any terms of this Agreement through an inadvertent error, omission or oversight by either party which is shown to be unintentional, this Agreement will not be deemed abrogated thereby. The oversight will be corrected as soon as it comes to light in such a way that both the Company and the Reinsurer will be restored to the position they would have occupied had no such oversight or omission occurred.

Article VIII

Access to Records

The Company shall allow the Reinsurer to inspect or audit, at all reasonable times, all records of the Company with respect to the business reinsured under this Agreement, or with respect to claims, losses or legal proceedings which involve or have a bearing upon the Reinsurer, at the expense of the Reinsurer.

Article IX

Arbitration

It is the intention of the Company and the Reinsurer that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all matters of business with

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the highest good faith. If the Company or the Reinsurer cannot mutually resolve a dispute that arises out of or relates to this Agreement, however, the dispute will be decided through arbitration. The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industries rather than solely on a strict interpretation of the applicable law; there will be no appeal from their decision (absent manifest error) and any court having jurisdiction of the subject matter and the parties may reduce that decision to judgment.

To initiate arbitration, either the Reinsurer or the Company will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will acknowledge receipt of the notification in writing within ten (10) days of its receipt.

There will be three arbitrators who will be current or former officers of life insurance companies, but not current or former directors, officers or employees of the Company, the Reinsurer, or any of their affiliates. Each of the parties will appoint one of the arbitrators and these two arbitrators will select the third. If either party refuses or neglects to appoint an arbitrator within 60 days of the date of the notice of arbitration, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within 45 days of the date on which the second arbitrator was appointed, the parties shall employ the ARIAS-U.S. Umpire Appointment Procedures to appoint the third arbitrator. If the ARIAS-U.S. Umpire Appointment Procedures have been terminated, the parties shall jointly petition the American Arbitration Association to appoint the third arbitrator.

It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in the first paragraph of this Article. Therefore at no time will either the Reinsurer or the Company engage in private communications with any of the arbitrators concerning the dispute.

The arbitration hearing will be held in New York, New York, on the date fixed by the arbitrators. In no event will this date be later than six (6) months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish pre-arbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party will provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they will give evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. The party initiating the arbitration will have the burden of proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration.

The cost of the arbitration will be borne by the losing party unless the arbitrators decide otherwise; provided, that each party shall be responsible for its own legal fees and expenses.

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This Article shall survive termination of this Agreement.

Article X

Offset

The parties hereto have the right to offset any balance(s) due from one to the other under this Agreement or any other agreement heretofore or hereafter entered into between the Company and the Reinsurer, whether acting as assuming reinsurer or ceding company. The party asserting the right of offset may exercise such right at any time whether the balance(s) due are on account of premiums, losses, salvage or otherwise. This provision shall not be affected by the insolvency of either party hereto.

Article XI

Insolvency of the Company

In the event of the insolvency of the Company, this reinsurance will be payable directly to the Company, or to its liquidator, receiver, conservator or statutory successor, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. The Reinsurer shall be given written notice of the pendency of each loss or claim which may involve the retrocessional liability provided by this Agreement within a reasonable time after such loss or claim is filed in the insolvency proceedings.

The Reinsurer shall have the right to investigate each such loss or claim and interpose at its own expense in the proceeding where the loss or claim is to be adjudicated, any defense which it may deem available to the Company or its liquidator, receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

Article XII

Representations and Warranties

A.                                    Of the Company:

1.               Organization, Standing and Authority of the Company. The Company is a life insurance company duly organized and validly existing under the laws of Bermuda.

2.               Authorization. The Company has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.   The execution and

5

delivery by the Company of this Agreement, and the performance by the Company of its obligations under this Agreement, have been duly authorized by all necessary corporate action. This Agreement, when duly executed and delivered by the Company, subject to the due execution and delivery by the Reinsurer, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3.               No Conflict or Violation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not (a) violate any provision of the Memorandum of Association or Bylaws of the Company, or (b) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, the Company or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon the Company.

4.               Approvals of Governmental Authorities. No consent, waiver, license, approval, order or authorization of, or registration, filing or declaration with, or notices to, any person, entity or governmental authority is required to be obtained, made or given by or with respect to the Company in connection with (i) the execution and delivery of this Agreement by the Company, or (ii) the consummation by the Company of the transactions contemplated hereby.

B.                                    Of the Reinsurer:

1.               Organization, Standing and Authority of the Reinsurer.  The Reinsurer is a life insurance company duly organized, validly existing and in good standing under the laws of Barbados.

2.               Authorization.  The Reinsurer has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.  The execution and delivery by the Reinsurer of this Agreement, and the performance by the Reinsurer of its obligations under this Agreement, have been duly authorized by all necessary corporate action.  This Agreement, when duly executed and delivered by the Reinsurer, subject to the due execution and delivery by the Company, will be a valid and binding obligation of the Reinsurer, enforceable against the Reinsurer in accordance with its terms.

3.               No Conflict or Violation.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (a) violate any provision of the Articles of Incorporation. Bylaws or other charter or organizational document of the Reinsurer, or (b) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, the Reinsurer or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon the Reinsurer.

6

4.               Approvals of Governmental Authorities. No consent, waiver, license, approval, order or authorization of, or registration, filing or declaration with, or notices to, any person, entity or governmental authority is required to be obtained, made or given by or with respect to the Reinsurer in connection with (i) the execution and delivery of this Agreement by the Reinsurer, or (ii) the consummation by the Reinsurer of the transactions contemplated hereby.

Article XIII

Parties to Agreement

This is an agreement solely between the Company and the Reinsurer. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the Reinsurer and the insured or beneficiary under any business reinsured hereunder, and the Company shall remain solely liable to such insured or beneficiary.

Article XIV

Severability

To the extent that this Agreement may be in conflict with any applicable law or regulation, this Agreement shall be amended, at the mutual agreement of both the Company and the Reinsurer, to the extent possible, to comply with such law and regulation. If any term or provision of this Agreement shall be found by a court of competent jurisdiction to be illegal or otherwise unenforceable, the same shall not invalidate the whole of this Agreement, but such term or provision shall be deemed modified to the extent necessary in the court’s opinion to render such term or provision enforceable, and the rights and obligations of the parties shall be construed and enforced accordingly preserving to the fullest permissible extent the intent and agreements of the parties set forth herein.

Article XV

Integration, Amendment and Assignment

This Agreement shall constitute the entire agreement between the parties with respect to the reinsurance of the business covered and there are no understandings between the parties other than as expressed in this Agreement. Furthermore, this Agreement may not be altered, modified or in any way amended except by an instrument in writing duly executed by the proper officials of both parties. This Agreement may not be assigned by either party without the written consent of the other party; provided, however, in the event the Company assigns its rights and obligations under the Underlying Agreement to an affiliate, the Company may assign its rights and obligations hereunder to such affiliate

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without the consent of the Reinsurer. The Company shall give prompt notice of any such assignment to the Reinsurer-

Article XVI

Commencement and Termination

This Agreement shall be effective as of January 1, 2001 (the “Effective Date”). This Agreement shall continue until such time as the Company has no further liability under the Underlying Agreement, unless earlier terminated in accordance with the following paragraph.

The Company may terminate this Agreement as of the first day of any calendar quarter on or after the 10th anniversary of the Effective Date (the “Termination Date”) upon 60 days’ prior written notice to the Reinsurer. Any such termination shall be on a cut-off basis, meaning that the Reinsurer shall have no liability in respect of Stop Loss Benefits calculated with respect to calendar quarters commencing on or after the Termination Date. However, the rights and obligations of the Company and the Reinsurer applicable to the period prior to the Termination Date shall not be affected by such termination.

Within ten days of the Termination Date, the Reinsurer will pay the Company $200,000 and any Stop Loss Benefit for any preceding calendar quarter that is due and unpaid.

Article XVII

Currency

The currency for the purpose of this Agreement will be US dollars, and the premiums and liabilities shall be expressed and payable in that currency.

Article XVIII

Federal Excise Taxes

To the extent the Stop Loss Premium is subject to the federal excise tax, the Reinsurer agrees to allow for the purpose of paying the federal excise tax one percent of the Stop Loss Premium, and the Company shall make payment of such tax to the U.S government.

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Article XIX

Execution

In witness of the above, this Agreement is signed in duplicate by duly authorized officers of the Company and the Reinsurer as of the date first above written.

ACE INA Overseas Insurance Company

By:
Title:

London Life and Casualty Reinsurance Corporation

By:
Title:

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Schedule A

Stop Loss Benefits

On the last day of each calendar quarter a Stop Loss Benefit will be calculated.

The Stop Loss Benefit is equal to

[A - B] x C, but not less than zero and not greater than D

where:

A = Accumulated Benefits

B = Attachment Point

C = Quota Share Percentage

D = Maximum Claim

as each such term is defined below.

“Accumulated Benefits” means:

As of January 1, 2001, $726,117.

As of the last day of each subsequent calendar quarter, an amount equal to (i) the Accumulated Benefit as of the last day of the immediately preceding calendar quarter multiplied by [1 + R/4 + 0.0015] plus (ii) the total of all amounts payable by the Company under the Underlying Agreement in respect of the current calendar quarter as reported on Line 7 of the Quarterly Payment Calculation Report for the current calendar quarter.

“Attachment Point” means;

As of January 1, 2001, $28,853,438.

As of the last day of each subsequent calendar quarter, an amount equal to (i) the Attachment Point as of the last day of the immediately preceding calendar quarter plus the Stop Loss Benefit for the immediately preceding calendar quarter multiplied by (ii) 1 + R/4 + 0.0015.

“Quota Share” means 90%.

“Maximum Claim” means:

As of January 1, 2001, $13,457,760.

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As of the last day of each subsequent calendar quarter, an amount equal to (i) the Maximum Claim as of the last day of the immediately preceding calendar quarter minus the Stop Loss Benefit for the immediately preceding calendar quarter multiplied by (ii) 1 + R/4 + 0.0015.

“R” means, with respect to a calendar quarter, an effective annual rate determined in accordance with the formula “D/(1-D)”, where “D” is expressed as a decimal and is equal to the rate of discount for the Treasury Bill that matures closest to the 90th day after the first calendar day of such quarter, as reported under the “ask” column in the Applicable Source (as such term is defined in the Underlying Agreement) on the first business day of such calendar quarter.

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Schedule B

Quarterly Payment Calculation Report

Report for the Calendar Quarter Ended

1. C = Quota Share:	90%

2. X = Accumulated Benefits at end of prior quarter:

3. Y = Stop Loss Benefit paid for prior quarter:

4. Z = Attachment Point at end of prior quarter:

5. W = Maximum Claim at end of prior quarter:

6. R = Interest rate per Schedule A :

7. E = Amounts payable under Underlying Agreement in respect of current calendar quarter:

8. A = Accumulated Benefits for current quarter: = [1 + R/4 + 0.0015] x X plus E =

9. B = Attachment Point at end of current quarter: = [l + R/4 + 0.0015] x [Y +Z] =

10. D = Maximum Claim at end of current quarter: = [1 + R/4 + 0.0015] x [W – Y] =

11. Stop Loss Benefit for current quarter: = Min {Max [(A – B) x C, 0], D} =

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Exhibit 1

[Underlying Agreement]

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Exhibit 2

[Assignment Agreement]